Exhibit 1

UNDERWRITING AGREEMENT

•, 2009

BE Resources Inc.

Attn: David Q. Tognoni, President & CEO

107 Hackney Circle, Box 684

Elephant Butte, New Mexico 87935

Re:                             Initial Public Offering of BE Resources Inc.

Dear Sirs/Mesdames:

BE Resources Inc., a Colorado corporation (the “Company”), proposes to complete its initial public offering in Canada (the “Offering”) of shares of its common stock (the “Common Stock” or “Common Shares”), by issuing and selling to Canaccord Capital Corporation (“Canaccord” or the “Underwriter”)   •   Common Shares (the “Firm Shares”). In connection with the proposed Offering, the Underwriter will reserve up to   •   Common Shares for direct sale by the Company in a directed share program to persons in the United States (the “Directed Share Program”) at the initial public offering price to investors in the United States (each, a “Directed Share Participant”). The number of Firm Shares available for sale to the general public will be reduced to the extent that the Directed Share Participants purchase Common Shares in the Directed Share Program (the “Directed Shares”). Directed Shares not confirmed for purchase by the Directed Share Participants by the end of the second Business Day following the date on which this Agreement is executed will be offered to the general public by the Underwriter on the same basis as the other Firm Shares being issued and sold hereunder. The Company will supply the Underwriter with the names, addresses and telephone numbers of the individuals or other entities which the Company has designated to be participants in the Directed Share Program on the date on which this Agreement is executed.

In addition, the Company proposes to grant to the Underwriter an over-allotment option (the “Over-Allotment Option”), to offer for sale to the public pursuant hereto a number of shares equal to 15% of the total number of Firm Shares and Directed Shares issued at the First Closing (the “Additional Shares” and, together with the Firm Shares and Directed Shares, the “Offered Securities”) upon the terms and conditions set forth herein. The Over-Allotment Option shall be exercisable, in whole or in part, at any time, and from time to time, during the period of 60 days following the First Closing (as defined below) on written notice by the Underwriter, as Underwriter, to the Company not later than two Business Days (as defined below) prior to the contemplated Over-Allotment Option Closing Date (as defined below), specifying the number of Additional Shares to be purchased and the date for delivery of the purchase for the Additional Shares. Pursuant to such notice, the Underwriter shall purchase and the Company shall sell the number of Additional Shares indicated in such notice, in accordance with the provisions of Section 2.3 hereof. The Additional Shares shall have attributes identical to the Firm Shares.

The Underwriter proposes to offer for sale to the public the Firm Shares and the Additional Shares, as Underwriter of the Company, at a price to the public of   •   per common share (the “Offering Price”) in the manner contemplated by this Agreement to investors (the “Purchasers”).

Certain terms used herein are defined in Section 23 hereof.

1.                                      Representations, Warranties and Covenants of the Company

The Company hereby represents and warrants to the Underwriter as follows and acknowledges that the Underwriter is relying upon such representations, warranties and covenants in connection with its execution and delivery of this Agreement:

(a)                                  A registration statement on Form S-1 (No. 333-155227) with respect to the Firm Shares, the Directed Shares, and the Additional Shares has (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the United States Securities and Exchange Commission (the “Commission”) thereunder, (ii) been filed with the Commission under the Securities Act (iii) been amended as necessary pursuant to any comments received from the Commission and (iv) the Final Registration Statement containing the Final Prospectus has become effective under the Securities Act. Copies of such registration statement and the amendments thereto have been delivered by the Company to the Underwriter. At any particular time, this initial registration statement, in the form then on file with the Commission, including all information contained in the registration statement (if any) pursuant to Rule 462(b) and then deemed to be a part of the initial registration statement, and all 430A Information and all 430C Information, that in any case has not then been superseded or modified, shall be referred to as the “Initial Registration Statement”. The Company may also have filed, or may file with the Commission, a Rule 462(b) registration statement covering the registration of Offered Securities. At any particular time, this Rule 462(b) registration statement, in the form then on file with the Commission, including the contents of the Initial Registration Statement incorporated by reference therein and including all 430A Information and all 430C Information, that in any case has not then been superseded or modified, shall be referred to as the “Additional Registration Statement”. As used in this Agreement, “Registration Statement” means the Initial Registration Statement, as amended, the Final Registration Statement and any Additional Registration Statement, at the Effective Time, including all information contained in the Final Registration Statement and the Final Prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations;

(b)                                 As of the time of execution and delivery of this Agreement, the Initial Registration Statement has been declared effective under the Securities Act and is not proposed to be amended. Any Additional Registration Statement has or will become effective upon filing with the Commission pursuant to Rule 462(b) and is not proposed to be amended. The Offered Securities all have been or will be duly registered under the Securities Act pursuant to the Initial Registration Statement and, if applicable, the Additional Registration Statement.

(c)                                  In connection with the Offering and distribution of the Offered Securities under the Registration Statement, the Company hereby represents and warrants to the Underwriter as follows:

(i)                                     Compliance with Securities Act Requirements.  (A) (I) At their respective Effective Times, (II) on the date of this Agreement and (III) on the First Closing Date and the Over-Allotment Option Closing Date, each of the Initial Registration Statement and the Additional Registration Statement (if any) conformed and will conform in all respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (B) on its date, at the time of filing of the Final Registration Statement and the Final Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Time of the Additional Registration Statement in which the Final Prospectus is included, and on the First Closing Date and the Over-Allotment Option Closing Date, the Final Prospectus will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The preceding sentence does not apply to statements in or omissions from any such document based upon written information furnished to the Company by the Underwriter specifically for use therein, including statements in or omissions from such documents relating to the manner of offering the Offered Securities as determined by the Underwriter.

(ii)                                  Ineligible Issuer Status.  (A) At the time of the initial filing of the Initial Registration Statement and (B) at the date of this Agreement, the Company was not and is not an “ineligible issuer,” as defined in Rule 405.

(iii)                               General Disclosure Package.  As of the Effective Time neither (A) the Issuer Free Writing Prospectus(es) issued at or prior to the Effective Time, any prospectus in the Initial Registration Statement, as amended, or the Additional Registration Statement (if any) which are distributed to investors, if any, and the Final Prospectus and the other information, if any, stated in Schedule 1(c)(iii) to this Agreement to be included in the General Disclosure Package, all considered together (collectively, the “General Disclosure Package”), nor (B) any individual Limited Use Issuer Free Writing Prospectus when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, including statements in or omissions from such documents relating to the manner of offering the Offered Securities as determined by the Underwriter.

(iv)                              Issuer Free Writing Prospectuses.  Each Issuer Free Writing Prospectus hereto, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Securities or until any earlier date that the Company notified or notifies the Underwriter as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or as a result of which such Issuer Free Writing Prospectus, if republished immediately following such event or development, would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (A) the Company has promptly notified or will promptly notify the Underwriter and (B) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(d)                                 The Company has prepared and filed with the OSC, as principal regulator under MI 11-102, and the other securities regulatory authorities in each of the Qualifying Provinces, the Preliminary Canadian Prospectus relating to the issue of the Firm Shares, the Directed Shares, the Additional Shares and the Underwriter’s Warrants in accordance with NI 41-101. The

Preliminary Canadian Prospectus was filed with the securities regulatory authorities in each of the Qualifying Provinces pursuant to NP 11-202. The Company has obtained a preliminary decision document issued by the OSC, in its capacity as principal regulator under MI 11-102, evidencing that preliminary receipts of each of the Qualifying Provinces have been issued for the Preliminary Canadian Prospectus. Copies of the Preliminary Canadian Prospectus has been delivered by the Company to the Underwriter;

(e)                                  On the date of filing of the Final Canadian Prospectus with the Canadian Commissions (i) all information and statements (except information and statements relating solely to the Underwriter), contained therein are true and correct in all material respects and contain no misrepresentation and constitute full, true and plain disclosure of all material facts relating to the Company, the Firm Shares, the Directed Shares, the Underwriter’s Warrants, the Underwriter’s Warrant Shares and the Additional Shares; (ii) no material fact or information has been omitted from such disclosure (except facts or information relating solely to the Underwriter) which is required to be stated in such disclosure or is necessary to make the information contained in such disclosure not misleading in light of the circumstances under which it was made; and (iii) such documents comply in all material respects with the requirements of the Canadian Securities Laws;

(f)                                    The Company is, and will be at the Closing, a duly organized, validly subsisting legal entity established under the laws of the State of Colorado, is in good standing in its jurisdiction of incorporation, duly licensed or qualified as a foreign corporation for transaction of business and in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such license or qualification, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect and has all requisite power and authority to own, lease and operate its properties and assets as set out in the Prospectuses and conduct its activities as contemplated thereby;

(g)                                 The Company is current with all filings required to be made by it under all jurisdictions in which it exists or carries on any material business and has all necessary certificates, licenses, authorizations and, except as disclosed in the Prospectuses, other approvals necessary to permit it to conduct its business as currently conducted or as contemplated in the Prospectuses and is conducting its business in compliance with all applicable laws, rules and regulations in the jurisdictions in which its business is carried on;

(h)                                 Each of the shares of Common Stock and the Underwriter’s Warrants have the attributes and characteristics and conform in all material respects with the description thereof contained in the Prospectuses;

(i)                                     Except as disclosed in the Prospectuses, (i) the Company’s ownership interest in its properties is held free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances, claims or demands whatsoever, (ii) the Company has no subsidiaries, and (iii) the Company does not own any securities or ownership interest in any other person which is material to the Company, taken as a whole;

(j)                                     The Company is authorized to issue (a) 250,000,000 shares of its Common Stock, of which, as of the date hereof, 27,195,000 shares are validly issued and outstanding, fully paid and nonassessable and (b) 10,000,000 shares of preferred stock, of which none are issued and outstanding, and other than as disclosed in or contemplated by the Registration Statement or the Prospectuses, are not subject to any pre-emptive or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectuses as of the dates referred to therein (other than the grant of additional options under the Company’s existing stock option plans, or changes in the number of outstanding shares of Common Stock of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, shares of Common Stock outstanding on the date hereof) and such authorized capital stock conforms to the description thereof set forth in the Registration Statement and the Prospectuses. The description of the securities of the Company in the Registration Statement and the Prospectuses is, and at the Closing will be, complete and accurate in all material respects;

(k)                                  Except as disclosed in the Registration Statement and Prospectuses, as at the Closing, no person will have any agreement, option, right or privilege (whether pre-emptive or contractual) capable of becoming an agreement for the purchase, subscription or issuance of any securities of the Company from or by the Company and no rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any securities of the Company, will be outstanding;

(l)                                     The Company has all requisite power and authority and has taken all actions required to: (i) enter into and deliver this Agreement and the Underwriter’s Warrants and the other Material Contracts to which it is a party; and (ii) to carry out all the terms and provisions hereof and thereof and to issue, sell and deliver the Firm Shares, the Directed Shares, Additional Shares, Underwriter’s Warrants and the Underwriter’s Warrant Shares in accordance with the provisions of this Agreement;

(m)                               The Company is not in violation of its charter, by-laws or similar organization documents or in breach or violation of any of the terms or provisions of, or in default (whether after notice or lapse of time or both), and the execution, delivery, performance and compliance of or with the terms of this Agreement, the Underwriter’s Warrants and the other Material Contracts to which it is a party, and the sale of the Firm Shares, the Directed Shares, Additional Shares, Underwriter’s Warrants and the Underwriter’s Warrant Shares by the Company does not and will not result in any such breach, violation or default, under (i) any of the Material Contracts; (ii) any indenture, mortgage, deed of trust, loan agreement or other agreement (written or oral) or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject where such breach, violation or default could have a Material Adverse Effect on the Company; (iii) its constating documents; or (iv) any statute or any judgment, decree, order, rule or regulation of any court or governmental agency or body having jurisdiction over it or any of its properties including, without limitation, the Securities Act and the Canadian Securities Laws; except as disclosed in the Registration Statement and the Prospectuses, the Company has not entered nor will enter into, prior to the Closing, any transaction or agreement, not in the ordinary course of business, that is material to the Company, taken as-a whole nor incurred nor will incur any liability or obligation, direct or contingent, not in the ordinary course of business, that is material to the Company, taken as a whole; and the Company has not sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority;

(n)                                 The Company has complied and will comply fully with the requirements of all applicable corporate and securities laws and administrative policies and directions, including, without limitation, the Securities Act, the Rules and Regulations, the Canadian Securities Laws and their regulations and the corporate laws of the State of Colorado in relation to the issue and trading of its securities and in all matters relating to the Offering;

(o)                                 The terms and conditions of the Offering comply in all material respects with Canadian Securities Laws and the Securities Act, except to the extent that exemptions therefrom have been obtained from the Canadian Commissions or the Commission, as applicable;

(p)                                 Other than as may be required by, and as have or will have been obtained prior to First Closing, under Canadian Securities Laws and the Securities Act, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue, sale and delivery of the Firm Shares, the Directed Shares, Additional Shares, Underwriter’s Warrants or the Underwriter’s Warrant Shares as contemplated in this Agreement or the consummation by the Company of the transactions contemplated in this Agreement;

(q)                                 No order, ruling or determination having the effect of ceasing, suspending or restricting trading in any securities of the Company or the sale of the Firm Shares, the Directed Shares and Additional Shares or the issuance of the Underwriter’s Warrants and the Underwriter’s Warrant Shares has been issued and, to the best of the knowledge of the Company, no such proceedings, investigations or inquiries are pending or threatened. Except as disclosed in the Registration Statement, there are no pending actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) against or, to the Company’s knowledge, affecting the Company or any of its properties that, if determined adversely to the Company, would individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) have, to the Company’s knowledge, been threatened or contemplated;

(r)                                    There are no judgments against the Company which are unsatisfied, nor are there any consent decrees or injunctions to which the Company is subject;

(s)                                  The Firm Shares, the Directed Shares and Additional Shares have been duly authorized and reserved by the Company and, when issued and delivered and paid for as provided herein, will be validly issued, fully paid and nonassessable and will conform to the descriptions thereof in the Prospectuses; and the issuance of the Firm Shares, the Directed Shares and Additional Shares is not subject to any pre-emptive or similar rights. The Underwriter’s Warrants have been duly authorized by the Company and, when issued and delivered as provided herein, will be validly issued and will conform to the descriptions thereof in the Prospectuses. The Underwriter’s Warrant Shares have been duly authorized and reserved for issuance pursuant to the terms of the Underwriter’s Warrants and, when issued and delivered by the Company upon valid exercise of the Underwriter’s Warrants and payment of the exercise price, will be duly and validly issued, fully paid, and nonassessable and will not be subject to pre-emptive or similar rights;

(t)                                    There has not been any reportable event (within the meaning of NI 51-102) with the auditors or former auditors of the Company;

(u)                                 McGovern, Hurley, Cunningham LLP, who have audited or reviewed certain financial statements of the Company and who provided their audit report thereon, are independent public accountants (the “Accountant”) with respect to the Company as required by the Securities Act and Canadian Securities Laws. The financial statements and the related notes included in the Registration Statement and the Prospectuses present fairly, in all material respects, the financial condition of the Company as of the dates thereof and the consolidated results of its operations and cash flows at the dates and for the periods covered thereby in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) applied on a consistent basis throughout the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim financial statements, to the extent that they may not include footnotes or may be condensed or summary statements). No other consolidated financial statements or schedules of the Company or any other entity are required by the Securities Act or the Rules and Regulations to be included in the Registration Statement or the Final Prospectus or by Canadian Securities Laws to be included in the Final Canadian Prospectus. The consolidated financial statements of the Company and the related notes and schedules included in the Registration Statement and the Prospectuses have been prepared in conformity with the requirements of the Securities Act and Canadian Securities Laws and present fairly the information shown therein as at the date of the financial statements and there have been no adverse material changes in the financial position of the Company since the date thereof and the business of the Company has been carried out in the usual and ordinary course of business of the Company consistent with past practice except as fully and plainly disclosed in the Prospectuses. No person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the PCAOB, has participated in or otherwise aided the preparation of, or audited, the financial statements, supporting schedules or other financial data filed with the Commission as a part of the Registration Statement and included in any applicable prospectus. The Accountant is a registered public accounting firm as defined by PCAOB, whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn;

(v)                                 Except as disclosed in the Registration Statement or Prospectuses, there are no legal or governmental actions, proceedings or investigations in existence to which the Company is a party or to which the property of the Company is subject or, to the best of the knowledge of the Company, contemplated or threatened, at law or in equity or before or by any federal, state, provincial, municipal or other governmental department, commission, board or agency, domestic or foreign, which (i) could have a Material Adverse Effect on the Company, or (ii) questions the validity of the issuance, sale or delivery of the Firm Shares, the Directed Shares, Additional Shares, Underwriter’s Warrants or the Underwriter’s Warrant Shares or the validity of any action taken or to be taken by the Company pursuant to or in connection with this Agreement, the certificates representing the Underwriter’s Warrants or any of the Material Contracts and (i) there are no current or pending legal, governmental or regulatory investigations, actions, suits or proceedings that are required under the Securities Act to be described in the Final Prospectus that are not so described; and (ii) there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement that are not so filed;

(w)                               This Agreement has been and, on the First Closing Date and the Over-Allotment Option Closing Date, the certificates representing the Underwriter’s Warrants entered into on such closing will be, duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally, and except as limited by the application of equitable principles when equitable remedies are sought and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law;

(x)                                   With the exception of the Material Contracts, there are no other material contracts of or pertaining to the Company. Each of the Material Contracts to which the Company is a party has been (or will be at the First Closing) duly executed and delivered by the Company, as the case may be, and constitute (or will constitute when executed) legal, valid and binding obligations of the Company, as the case may be, enforceable against them in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally, and except as limited by the application of equitable principles when equitable remedies are sought and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law;

(y)                                 Except as disclosed in the Registration Statement and Prospectuses, the Company and, to the Company’s knowledge after due inquiry, GWE have not received notice from any governmental or regulatory authority of any jurisdiction in which the Company carries on a material part of its business, or owns or leases any material property, of any restriction on the ability of the Company to, or of a requirement for the Company to qualify to, nor is the Company otherwise aware of any restriction on the ability of the Company to, or of a requirement for them to qualify to, conduct its businesses or activities, as the case may be, as described in the Prospectuses in such jurisdiction, except such qualifications as have been satisfied;

(z)                                   Registrar and Transfer Company, at its principal offices in Cranford, New Jersey has been, or will prior to the First Closing be, duly appointed as the registrar and transfer agent for the Common Stock;

(aa)                            The Common Stock has been conditionally approved for listing on the TSX-V and the Company will use its commercially reasonable best efforts to obtain final listing approval from the TSX-V as soon as reasonably possible following the First Closing and to maintain a listing for the Common Stock on the TSX-V;

(bb)                          The Company will apply the net proceeds from the Offering substantially in accordance with the description set forth in the Prospectuses under the heading “Use of Proceeds;”

(cc)                            Except as provided herein, there is no person, firm or corporation acting or purporting to act for the Company entitled to any brokerage or finder’s fee in connection with this Agreement or any of the transactions contemplated hereunder, and in the event any person, firm or corporation acting or purporting to act for the Company becomes entitled at law to any fee from the Underwriter, the Company covenants to indemnify and hold harmless the Underwriter with respect thereto and with respect to all costs reasonably incurred in the defence thereof;

(dd)                          Other than as disclosed in the Registration Statement and Prospectuses, since March 31, 2009:

(i)                                     there has been no material change (actual, anticipated, proposed or prospective, whether financial or otherwise), in the business, affairs, operations, assets, liabilities (contingent or otherwise), prospects, financial position, capital or control of the Company, taken as a whole;

(ii)                                  the Company has carried on its business in the ordinary course and there has been no transaction entered into by the Company which is material to the Company, taken as a whole, other than those in the ordinary course of business;

(iii)                               the Company has not incurred or surrendered any right of material value; and

(iv)                              there has been no material change in the capital or long term debt of the Company, taken as a whole;

(ee)                            Other than as disclosed in the Registration Statement and Prospectuses:

(i)                                     the Company is not liable for the debts, liabilities or other obligations of any third party, whether by way of guarantee or indemnity or other contingent or indirect obligation;

(ii)                                  all indebtedness of the Company is being paid in the ordinary course of business; and

(iii)                               the Company is not a party to any agreement restricting the Company from engaging in any line of business which the Company currently engages or proposes to engage in or competing with any other person in any business in which the Company is currently engaged or proposes to engage in;

(ff)                                The Company has not directly or indirectly declared or paid any dividend or declared or made any other distribution on any of its securities of any class, or directly or indirectly, redeemed, purchased or otherwise acquired any of its securities, or agreed to do any of the foregoing;

(gg)                          Other than as disclosed in the Prospectuses or as disclosed in writing to the Underwriter, the Company has not entered into nor has any present intention to enter into any agreement or acquire any securities in any other corporation or entity or to acquire or lease any other business operation which are material to the business and operations of the Company, taken as a whole;

(hh)                          With the exception of directors’ and officers’ liability insurance, the Company has no insurance at present;

(ii)                                  The Company has been and is in material compliance with all laws respecting employment and employment practices, terms and conditions of employment, pay equity and wages, except where non-compliance would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company, taken as a whole, and has not engaged in any unfair labour practice;

(jj)                                  Except as disclosed in the Registration Statement or the Prospectuses, each of the Company and, to the Company’s knowledge after due inquiry, GWE has been and is in compliance with all applicable federal, state, municipal and local laws, statutes, ordinances, by-laws, regulations, orders, directives and decisions rendered by any ministry, department or administrative or regulatory agency (“Environmental Authority”) relating to the protection of human health and safety, the environment or pollutants, contaminants, chemicals, or industrial, toxic or hazardous wastes or substances (“Hazardous Substances”; these laws referred to as “Environmental Laws”) and no condition exists or event has occurred which, with or without notice or the passage of time or both, would constitute a violation of or give rise to liability under any applicable Environment Laws, and there are no environmental audits, evaluations, assessments or studies relating to the Company;

(kk)                            Except as disclosed in the Registration Statement and the Prospectuses, each of the Company and, to the Company’s knowledge after due inquiry, GWE has obtained all material licenses, permits, approvals, consents, certificates, registrations and other authorizations relating to the Environmental Laws (the “Environmental Permits”) required for the operation of its business, or any part thereof. Each Environmental Permit is valid, subsisting and in good standing and the Company is not in default or breach of any Environmental Permit and no proceeding is pending or threatened to revoke, amend or limit;

(ll)                                  Each of the Company and, to the Company’s knowledge after due inquiry, GWE has not used or permitted to be used any of its assets or facilities, whether owned, leased, occupied, controlled or licensed or which it owned, leased, occupied, controlled or licensed at any prior time to generate, manufacture, process, distribute, use, treat, store, dispose of, transport or handle any Hazardous Substance except in compliance with the Environmental Permits and all applicable Environmental Laws;

(mm)                      Except as disclosed in the Registration Statement or the Prospectuses, each of the Company and, to the Company’s knowledge after due inquiry, GWE has not received any notice of, or been prosecuted for, an offence alleging violation of or non-compliance with any Environmental Law, nor has it settled any allegation of violation or non-compliance short of prosecution. The Company is not aware of any outstanding orders of Environmental Authorities relating to environmental matters requiring any work, repairs, construction or capital expenditures to be made with respect to the business or any property, facilities or assets (whether currently owned, leased, occupied, controlled or licensed or owned, leased, occupied, controlled or licensed at any time prior to the date hereof) of the Company or GWE, as applicable;

(nn)                          Except in compliance with the Environmental Permits and all Environmental Laws, each of the Company and, to the Company’s knowledge after due inquiry, GWE has not caused, allowed or permitted, or has any knowledge of, the release of any Hazardous Substance into the environment, in any manner whatsoever, or the presence of any Hazardous Substance on, under, around or from any of its properties, facilities or other assets (whether owned, leased, occupied, controlled or licensed), or any property, facility or other asset which it owned, controlled, occupied, licensed or leased at any time prior to the date hereof, or any such release or presence on or from a property, facility or other asset owned, leased, occupied, managed, controlled or licensed by third parties but with respect to which the Company is or may reasonably be alleged to have liability. All Hazardous Substances used in whole or in part by the Company or resulting from its respective businesses have been disposed of, treated or stored in compliance with all Environmental Permits and all Environmental Laws;

(oo)                          Except as disclosed in the Registration Statement and the Prospectuses, each of the Company and, to the Company’s knowledge after due inquiry, GWE has not received any notice from any Environmental Authority that its business or the operation of any of its properties, facilities or other assets is in violation of any Environmental Law or any Environmental Permit or that it is responsible (or potentially responsible) for the clean up of any Hazardous Substances at, on or beneath any of its property, facilities or other assets (whether currently owned, leased, occupied, managed, controlled or licensed, or owned, leased, occupied, managed, controlled or licensed at any time prior to the date hereof), or at, on or beneath any other land or in connection with any waste or contamination migration to or from any of the Company’s facilities or other assets;

(pp)                          Except as disclosed in the Registration Statement and the Prospectuses, each of the Company and, to the Company’s knowledge after due inquiry, GWE is not the subject of any international, foreign, federal, provincial, municipal or private action, suit, litigation, arbitration proceeding, governmental proceeding, investigation or claim involving a demand for damages or other potential liability with respect to violations of Environmental Laws or Environmental Permits;

(qq)                          The Company has duly and on a timely basis filed all tax returns required to be filed by it, has paid all taxes due and payable by it and has paid all assessments and re-assessments and all other taxes, governmental charges, penalties, interest and other fines due and payable by it and which are claimed by any governmental authority to be due and owing, and adequate provision has been made for taxes payable for any completed fiscal period for which tax returns are not yet required to be filed; there are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any tax return or payment of any tax, governmental charge or deficiency by the Company; there are no actions, suits or proceedings threatened or pending against the Company in respect of taxes, governmental charges or assessments and there are no matters under discussion with any governmental authority relating to taxes, governmental charges or assessments asserted by any such authority; and there are no current, threatened or pending tax liens, other similar encumbrances or claims by the federal government against the leases, mineral leases, and claims covering the Company’s interests in the New Mexico Beryllium Project;

(rr)                                The Company has established on its books and records reserves which are adequate for the payment of all taxes not yet due and payable and there are no liens for taxes on the assets of the Company except for taxes not yet due, and there are no audits of any of the tax returns of the Company which are known by the Company’s management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency which would have a material adverse effect on the properties, business or assets of the Company;

(ss)         The Company does not have any loans or other indebtedness outstanding which has been made to any of its shareholders, officers, directors or employees, past or present, or any person not dealing at “arm’s length” (as such term is used in the Tax Act);

(tt)           The Company shall not take any action which would be reasonably expected to result in the delisting or suspension of its Common Shares on or from the TSX-V or on or from any stock exchange, market or trading or quotation facility on which its common shares are listed or quoted and the Company shall comply, in all material respects, with the rules and regulations thereof;

(uu)         All of the material transactions of the Company have been promptly and properly recorded or filed in its books or records;

(vv)         All original minute books and corporate records of the Company have been made available to Dorsey & Whitney LLP, U.S. counsel to the Underwriter, in connection with due diligence investigations of the Company, each minute book contained complete documentation in all material respects of all proceedings of the shareholders, the board of directors and all committees of the board of directors of the Company for their periods from their respective dates of incorporation, amalgamation or acquisition by the Company, as the case may be, to the date of review thereof by such counsel, and there have been no meetings, resolutions or proceedings since the date of review which may result in a Material Adverse Effect;

(ww)       The New Mexico Beryllium Project is the only material mineral project of the Company and is the Company’s only material asset except for cash; except as described in the Registration Statement and the Prospectuses, all agreements by which the Company holds an interest in the New Mexico Beryllium Project are in good standing according to their terms, the New Mexico Beryllium Project is in compliance with all applicable laws of the jurisdiction in which it is situated and all filings and work commitments required to maintain the New Mexico Beryllium Project have been properly recorded and filed in a timely manner with the appropriate regulatory body; except as disclosed in the Prospectuses, all mineral licenses or other interests in the New Mexico Beryllium Project are either leased by the Company or held directly by the Company, who holds good and marketable title, and the underlying mineral licences are in good standing, are valid and enforceable, are free and clear of any liens, charges or encumbrances, and, except as disclosed in the Registration Statement and the Prospectuses, no royalty is payable in respect of any of them, and no other property rights are currently necessary for the conduct of the Company’s business; there are no restrictions on the ability of the Company to use, transfer or otherwise exploit any such property rights except as set out in the Prospectuses, and the Company does not know of any claim or basis for a claim that may adversely affect such rights;

(xx)          The Company has complied with all requirements of National Instrument 43-101 (“NI 43-101”), including but not limited to the preparation and filing of technical reports;

(yy)         The technical report (the “Report”) prepared by Fred Brown, CPG, Pr. Sci. Nat., and Tracy Armstrong, P.Geo., of P&E Mining Consultants Inc. dated June 5, 2009, relating to a portion of the New Mexico Beryllium Project, has been prepared in compliance with NI 43-101, and the authors thereunder, Fred Brown, CPG, Pr. Sci. Nat., and Tracy Armstrong, P.Geo., are independent qualified persons within the meaning of NI 43-101;

(zz)          All written agreements and other written materials provided to or made available to the Underwriter and its counsel contain no material misrepresentations as of the date provided. All material written representations and submissions made by or on behalf of the Company to any securities commission or stock exchange or any other regulatory authority in furtherance of the filing of the Prospectuses, other than for written information provided by or in respect of the Underwriter and their affiliates are true and correct in all material respects and contain no misrepresentation;

(aaa)       None of the shareholders, directors or officers of the Company or any associate or affiliate of any of the foregoing had, has or, to the best of the knowledge of the Company, intends to have any material interest, direct or indirect, in any material transaction contemplated by this Agreement, any of the Material Contracts or the Prospectuses or in any proposed material transaction with the Company which materially affects, is material to or will materially affect the Company, except to the extent disclosed in the Prospectuses;

(bbb)      Other than pursuant to this Agreement, the Company is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Underwriter for a brokerage commission, finder’s fee or like payment in connection with the Offering;

(ccc)       No relationship, direct or indirect, exists between the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other, which is required by the Securities Act to be disclosed in the Registration Statement and the Final Prospectus or by Canadian Securities Laws to be disclosed in the Final Canadian Prospectus and is not so disclosed;

(ddd)      The Company is not and, after giving effect to the offering and sale of the Firm Shares, the Directed Shares and the Additional Shares to be sold by the Company and the application of the proceeds thereof as described in the Final Prospectus, will not be an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder;

(eee)       Except as set forth in or otherwise contemplated by the Registration Statement or the Final Prospectus, the Company possesses or has obtained all licenses, certificates, permits and other authorizations issued by, and has made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of its respective properties or the conduct of its respective businesses as described in the Registration Statement and the Final Prospectus (the “Permits”), except where the failure to possess, obtain or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as disclosed in or contemplated by the Registration Statement or the Final Prospectus, the Company has not received written notice of any proceeding relating to revocation or modification of any such Permit or has any reason to believe that such Permit will not be renewed in the ordinary course, except where the failure to obtain any such renewal would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(fff)         No labor disturbance by or dispute with employees of the Company exists or, to the knowledge of the Company, is threatened which would reasonably be expected to result in a Material Adverse Effect;

(ggg)      Each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of Title 26 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of Title 26 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of Title 26 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions;

(hhh)      There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated therewith (the “Sarbanes-Oxley Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company maintains a system of internal controls, including, but not limited to, disclosure controls and procedures, internal controls over accounting matters and financial reporting, an internal audit function and legal and regulatory compliance controls (collectively, “Internal Controls”) that comply with the Sarbanes-Oxley Act, the Exchange Act and the Canadian Securities Laws and are sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Internal Controls are, or upon consummation of the offering of the Offered Securities will be, overseen by the Audit Committee (the “Audit Committee”) of the Board in accordance with applicable and Canadian Securities Laws, the Exchange Act and rules of the TSX-V. The Company has not publicly disclosed or reported to the Audit Committee or the Board, and within the next 135 days the Company does not reasonably expect to publicly disclose or report to the Audit Committee or the Board, a significant deficiency, material weakness, change in Internal Controls or fraud involving management or other employees who have a significant role in Internal Controls (each, an “Internal Control Event”), any violation of, or failure to comply with, the Securities Laws that, if determined adversely, would be reasonably expected to result in a Material Adverse Effect;

(iii)          The Company has established disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 of the Exchange Act) to ensure that material information relating to the Company is made known to the certifying officers by others, particularly during the periods in which the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q are to be prepared;

(jjj)          The Company, and, to the Company’s knowledge, any of its officers, directors, supervisors, managers, agents, or employees, and each of its affiliates, has not violated and its participation in the Offering will not violate, any of the following laws: (a) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977 or any other law, rule or regulation of similar purpose and scope, (b) anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 U.S. Code Section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder or (c) laws and regulations imposing U.S. economic sanctions measures, including, but not limited to, the International Emergency Economic Powers Act, the Trading with the Enemy Act, the United Nations Participation Act, and the Syria Accountability and Lebanese Sovereignty Act, all as amended, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, including the regulations of the United States Treasury Department set forth under 31 CFR, Subtitle B, Chapter V, as amended, or any orders or licenses issued thereunder. The Company has adopted an ethics policy relating to the conduct of business by its officers, directors and employees. The Company has not at any time during the last five years (i) used any corporate funds for any unlawful contribution to any candidate for public office; or (ii) made any payment to any federal or state government officer or official or other person charged with similar public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof;

(kkk)       There are no transactions, arrangements and other relationships between and/or among the Company, and/or, to the knowledge of the Company, any of its affiliates and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity (each, an “Off Balance Sheet Transaction”) that could reasonably be expected to affect materially the Company’s liquidity or the availability of or requirements for its capital resources, including those Off Balance Sheet Transactions described in the Commission’s Statement about Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), required to be described in the Final Prospectus which have not been described as required;

(lll)          There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a registration statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act (collectively, “registration rights”), and any person to whom the Company has granted registration rights has agreed not to exercise, or is otherwise restricted from exercising, such rights until after the expiration of the escrow period referred to in Section 13.2 hereof;

(mmm)    The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Common Shares; and

(nnn)      The warranties and representations in this Section are true and correct and will remain so as of the conclusion of the distribution under the Prospectuses.

2.             Purchase, Sale and Delivery

2.1  The Firm Shares

On the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein, the Company agrees to sell to the Underwriter and the Underwriter agrees to purchase from the Company that number of Firm Shares obtained by subtracting   •   [total number of shares initially offered] minus the number of Directed Shares sold in the Directed Share Program. The purchase price per Firm Share to be paid by the Underwriter to the Company shall be $[            ] per share [$  •   less the 8% Underwriter’s discount] (the “Discounted Purchase Price”).

2.2  The First Closing Date

Delivery of certificates for the Firm Shares to be purchased by the Underwriter and payment therefor shall be made at the offices of Fraser Milner Casgrain LLP, 1 First Canadian Place, 39th Floor, 100 King Street West, Toronto, Canada (or such other place as may be agreed to by the Company and the Underwriter) at the First Closing Time on the First Closing Date. The Company hereby acknowledges that circumstances under which the Underwriter may provide notice to postpone the First Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Underwriter to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated in this Agreement. The delivery of the Firm Shares shall be made to the Underwriter at the First Closing Time in the form of one or more definitive certificates representing the aggregate Common Stock registered in the name of CDS & Co. (or as the Underwriter may otherwise direct) against the delivery of a certified cheque for the amount of the purchase price therefor less (a) any fees payable to the Underwriter, including the Corporate Finance Fee, and (b) any amounts payable in respect of the Underwriter’s expenses as provided for in Section 12. In addition, the Company will issue to the Underwriter one or more certificates representing the Underwriter’s Warrants entitling the holders to purchase, in the aggregate, such number of Common Shares as is equal to ten percent (10%) of the number of Firm Shares sold on the First Closing Date.

Concurrent with the First Closing Date, the Company shall sell to the Direct Share Participants the Directed Shares at the Offering Price. Delivery of certificates for the Directed Shares to be purchased by the Direct Share Participants shall be made and tender of payment therefor shall be confirmed at the offices of Fraser Milner Casgrain LLP, 1 First Canadian Place, 39th Floor, 100 King Street West, Toronto, Canada.

2.3  The Additional Shares; Over-Allotment Option Closing Date

In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the Underwriter to purchase up to an aggregate of   •   Additional Shares being 15% of the number of Firm Shares and Directed Shares from the Company at the Discounted Purchase Price. The option granted hereunder may be exercised at any time and from time to time in whole or in part upon notice by the Underwriter to the Company, (the “Over-Allotment Option Notice”) which notice may be given at any time before 5:00 p.m. (Toronto time) on the date that is two Business Days prior to the Over-Allotment Option Expiry Date. Such notice shall set forth (i) the aggregate number of Additional Shares as to which the Underwriter is exercising the option, (ii) the names and denominations in which the certificates for the Additional Shares are to be registered and (iii) the time, date and place at which such certificates will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date). Any such time and date of delivery, if subsequent to the First Closing Date, shall be on the Over-Allotment Option Closing Date. If any Additional Shares are to be purchased, the Underwriter agrees to purchase the Additional Shares. The Underwriter may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

At the Over-Allotment Option Closing Time, the Company shall deliver a certificate in form satisfactory to the Underwriter certifying that the representations and warranties contained in this Agreement are true and correct on and as of the Over-Allotment Option Closing Time with the same force and effect as if such representations and warranties had been made on and as of such date and all covenants of the Company contained herein to be fulfilled, satisfied or complied with at or prior to the Over-Allotment Option Closing Time have been fulfilled, satisfied or complied with. On the Over-Allotment Option Closing Date, the Company shall deliver to the Underwriter one or more definitive certificates registered in the name of CDS & Co. (or as the Underwriter may otherwise direct) representing the Common Stock in respect of which the Over-Allotment Option has been exercised against the delivery of a certified cheque for the amount of the purchase price therefor less (a) any fees payable to the Underwriter and (b) any amounts payable in respect of the Underwriter’s expenses as provided for in Section 12. In addition, the Company will issue to the Underwriter one or more certificates representing the Underwriter’s Warrants entitling the holders to purchase, in the aggregate, such number of Common Shares as is equal to ten percent (10%) of the number of Additional Shares sold on the Over-Allotment Option Closing Date.

2.4  Public Offering of the Offered Securities

The Underwriter hereby advises the Company that the Underwriter intends to offer for sale to the public, on the terms set forth in the Registration Statement and the Prospectuses, the Firm Shares and Additional Shares as soon after the Registration Statement has been declared effective as the Underwriter, in its sole judgment, has determined is advisable and practicable.

2.5  Payment for the Offered Securities

Payment for the Firm Shares (and, if applicable, the Additional Shares), shall be made at the First Closing Date (and, if applicable, at the Over-Allotment Option Closing Date) by delivery of a certified cheque to the Company. It is understood that the Underwriter has been authorized to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Shares and any Additional Shares the Underwriter has agreed to purchase. It is understood that the Company shall be solely responsible for acceptance, delivery and receipt of any payment of the purchase price for the Directed Shares sold in the Directed Share Program. The Underwriter assumes no responsibility for offerings under the Directed Share Program or payment for the Directed Shares.

2.6  Delivery of the Offered Securities

The certificates for the Firm Shares and Additional Shares, if any, shall be in definitive form and registered in such names and denominations as the Underwriter shall have requested at least two full Business Days prior to the First Closing Date (or the Over-Allotment Option Closing Date, as the case may be) and shall be made available for inspection on the Business Day preceding the First Closing Date (or the Over-Allotment Option Closing Date, as the case may be) at a location in Toronto as the Underwriter may designate.

2.7  Conditions of Closing

The obligation of the Underwriter to pay the Discounted Purchase Price of the Firm Shares and the Additional Shares, if any, to the Company shall be subject to the following conditions precedent:

(a)           the Company shall have performed or complied with each covenant and obligation herein provided on its part to be performed or complied with;

(b)           each of the representations and warranties of the Company herein shall continue to be true; and

(c)           the Company shall have, to the reasonable satisfaction of the Underwriter’s counsel, taken or caused to be taken all steps and proceedings which may be requisite under the Securities Act,

the Rules and Regulations, the Canadian Securities Laws and the rules and regulations thereto, to qualify the Distribution of the Offered Securities to the public in the Jurisdictions, including the filing and the obtaining of the Final Decision Document.

3.             Prospectus Filing

The Company agrees:

(a)           To prepare the Final Prospectus in a form approved by the Underwriter and to file such Final Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission’s close of business on the second Business Day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any Prospectus Amendment has been filed and to furnish the Underwriter with copies thereof; to advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary U.S. Prospectus or the Final Prospectus, of the suspension of the qualification of the Firm Shares or any other securities related thereto for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Final Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary U.S. Prospectus or the Final Prospectus or suspending any such qualification, to use promptly its commercially reasonable efforts to obtain its withdrawal;

(b)           Unless filed pursuant to Rule 462(c) as part of the Additional Registration Statement in accordance with the next sentence, the Company will file the Final Prospectus, in a form approved by the Underwriter, with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Underwriter, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second Business Day following the execution and delivery of this Agreement or (B) the fifteenth Business Day after the Effective Time of the Initial Registration Statement. The Company will advise the Underwriter promptly of any such filing pursuant to Rule 424(b) and provide satisfactory evidence to the Underwriter of such timely filing. If an Additional Registration Statement is necessary to register a portion of the Offered Securities under the Securities Act but the Effective Time thereof has not occurred as of the execution and delivery of this Agreement, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., Toronto time, on the date of this Agreement or, if earlier, on or prior to the time the Final Prospectus is finalized and distributed to the Underwriter, or will make such filing at such later date as shall have been consented to by the Underwriter;

(c)           The Company will promptly advise the Underwriter of any proposal to amend or supplement at any time the Initial Registration Statement, any Additional Registration Statement or any Statutory Prospectus and will not effect such amendment or supplementation without the Underwriter’s consent; and the Company will also advise the Underwriter promptly of (i) the effectiveness of any Additional Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement), (ii) any amendment or supplementation of a Registration Statement or any Statutory Prospectus, (iii) any request by the Commission or its staff for any amendment to any Registration Statement, for any supplement to any Statutory Prospectus or for any additional information, (iv) the institution by the Commission of any stop order proceedings in respect of a Registration Statement or the threatening of any proceeding for that purpose, and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities in any jurisdiction or the institution or threatening of any proceedings for such purpose. The Company will use commercially reasonable efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof;

(d)           If, at any time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Securities Act by any Underwriter or dealer, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Final Prospectus to comply with the Securities Act, the Company will promptly notify the Underwriter of such event and will promptly prepare and file with the Commission and furnish, at its own expense, to the Underwriter and any other dealers upon request of the Underwriter, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance;

(e)           To fulfill and comply with, to the satisfaction of the Underwriter, the Canadian Securities Laws required to be fulfilled or complied with by the Company to qualify the Firm Shares, the Directed Shares, and Underwriter’s Warrants for Distribution in the Qualifying Provinces through the Underwriter. All legal requirements to enable the Distribution of the Firm Shares, the Directed Shares, the Underwriter’s Warrants and the Additional Shares shall be fulfilled as soon as practicable. Without limiting the generality of the foregoing, the Company shall, as soon as possible after any regulatory deficiencies have been satisfied with respect to the Preliminary Canadian Prospectus on a basis acceptable to the Underwriter, acting reasonably, file the Final Canadian Prospectus in each of the Qualifying Provinces in accordance with NI 41-101 and all necessary related documents and obtain a decision document issued by the OSC (in its capacity as the principal regulator under the MI 11-102), pursuant to MI 11-102 evidencing that a receipt has been issued for the Final Canadian Prospectus by each of the securities regulatory authorities of the Qualifying Provinces (the “Final Decision Document”) or otherwise obtain a receipt from any Qualifying Province that has opted out of MI 11-102 on or prior to 5:00 p.m. (Vancouver time) on   •  , 2009 (or such later date as may be agreed to in writing by the Company and the Underwriter);

(f)            To furnish promptly to the Underwriter and to counsel for the Underwriter a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith and a signed copy of the Final Canadian Prospectus as originally filed with the Canadian Commissions, and each of the additional documents filed with the Canadian Commissions in connection with such filing. The Company shall cause commercial copies of the Prospectuses to be delivered to the Underwriter without charge, in such numbers and in such cities as the Underwriter may reasonably request by oral or written instructions to the Company given forthwith after the Final Decision Document has been issued. Such delivery shall be effected as soon as possible and, in any event, on or before the date which is two Business Days (or such later day as the Underwriter and the Company may agree upon) after the Final Decision Document has been issued;

(g)           The Company shall cause to be delivered to the Underwriter commercial copies of the Prospectuses and any Prospectus Amendments. The commercial copies of the Prospectuses and any Prospectus Amendment shall be identical in content to the electronically transmitted versions thereof filed with Canadian securities regulatory authorities pursuant to the System for Electronic Document Analysis and Retrieval established pursuant to National Instrument 13-101 of the Canadian securities administrators in the case of the Final Canadian Prospectus and applicable Prospectus Amendments and the electronically transmitted version filed on the Commission’s EDGAR system for the Final Prospectus and applicable Prospectus Amendments;

(h)           The Company shall co-operate in all reasonable respects with the Underwriter to allow and assist the Underwriter to participate fully in the preparation of the Prospectuses and any Prospectus Amendment and shall allow the Underwriter and its counsel to conduct all “due diligence” investigations which the Underwriter may reasonably require to fulfil the Underwriter’s obligations as Underwriter and to enable the Underwriter to execute any certificate required to be executed by the Underwriter in such documentation;

(i)            The Company will arrange for the qualification of the Directed Shares for sale under the laws of such jurisdictions as may be required for the Directed Share Program and will continue such qualifications in effect so long as required for the distribution of the Directed Shares, provided that the Company will not be required to arrange for the qualification of the Directed Shares for sale under the laws of any state if such qualification would require the Company to qualify as a foreign corporation or to file a general consent to service of process in any such state. The Company shall be solely responsible for offers and sales of the Directed Shares in the United States through the Direct Share Program and will comply with all applicable state blue sky laws, including any state blue sky filings required in connection with such offerings.

4.             Distribution Period

4.1  The Company agrees:

(a)           To not file, during such period as the Prospectuses would be required to be delivered in connection with sales of the Firm Shares, the Directed Shares, or the Additional Shares by an underwriter or dealer in connection with the offering contemplated by this Agreement, (i) any amendment to the Registration Statement or supplement to the Final Prospectus or any Final Prospectus pursuant to Rule 424 of the Rules and Regulations, or (ii) any amendment or supplement to the Final Canadian Prospectus, except as required by law, unless a copy thereof shall first have been submitted to the Underwriter within a reasonable period of time prior to the filing thereof and the Underwriter shall not have reasonably objected thereto in good faith. The Company shall in good faith discuss with the Underwriter any fact or change in circumstances (actual, anticipated, contemplated, proposed or threatened, financial or otherwise) which is of such a nature that there is reasonable doubt whether written notice need be given under this Section;

(b)           Commencing on the date hereof until the later of the Closing or the time at which the Securities Act no longer requires a prospectus relating to the issue of the Firm Shares, the Directed Shares, Additional Shares, or Underwriter’s Warrants, the Company will notify the Underwriter promptly, and will, if requested, confirm such notification in writing, (1) when any post-effective amendment to the Final Prospectus or Final Canadian Prospectus becomes effective, (2) of any request by the Commission for any amendment to the Final Prospectus or for additional information or request by the Canadian Commissions for an amendment to the Final Canadian Prospectus or for additional information, (3) of the issuance by the Commission or Canadian Commission of any stop order suspending the effectiveness of the Final Prospectus or the Final Canadian Prospectus or the initiation of any proceedings for that purpose or the threat thereof, (4) of becoming aware of the occurrence of any event that in the judgment of the Company makes any statement made in the Final Prospectus or Final Canadian Prospectus untrue in any material respect or that requires the making of any changes in the Final Prospectus or Final Canadian Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading; and (5) of receipt by the Company of any notification with respect to any suspension of the qualification of the Firm Shares, the Directed Shares, the Additional Shares, and the Underwriter’s Warrants for offer and sale in any Jurisdiction. If at any time the Commission or a Canadian Commission shall issue any order suspending the effectiveness of a Prospectus in connection with the offering contemplated hereby, the Company will use its commercially reasonable efforts to obtain the withdrawal of any such order at the earliest possible moment. If the Company has omitted any information from a Prospectus it will use its commercially reasonable efforts to comply with the provisions of and make all requisite filings with the Commission, pursuant to said Rule 430A in the case of the Final Prospectus, and pursuant to applicable Canadian Securities Laws in the case of the Final Canadian Prospectus and to notify the Underwriter promptly of all such filings;

(c)           If, at any time when a Prospectus relating to the Firm Shares, the Directed Shares, Additional Shares, or Underwriter’s Warrants is required to be delivered under Canadian Securities Laws or the Securities Act, the Company becomes aware of anything that, would, in the reasonable judgment of counsel to the Company or counsel to the Underwriter,

(i)            constitute a material change (actual, anticipated, contemplated, proposed or threatened, financial or otherwise) in the business, financial condition, affairs, operations, assets, liabilities or obligations (contingent or otherwise) or capital of the Company;

(ii)           is a material fact that has arisen or has been discovered which would have been required to have been stated in the Prospectuses or a Prospectus Amendment had the fact arisen or been discovered on, or prior to, the date of the Prospectuses or the Prospectus Amendment;

(iii)          constitute a change in any material fact or matter covered by a statement contained in the Prospectuses or any Prospectus Amendment which change is, or may be, of such a nature as to render any statement in the Prospectuses or any Prospectus Amendment misleading or untrue in any material respect or which would result in a material misrepresentation in Prospectuses or any Prospectus Amendment; or

(iv)          if for any other reason it is necessary, in the reasonable judgment of counsel to the Company or counsel to the Underwriter, at any time to amend or supplement the Prospectus to comply with Canadian Securities Laws or the Securities Act;

the Company will promptly notify the Underwriter and, subject to Section 3 hereof, will promptly prepare and file with securities regulators in the Qualifying Provinces or the Commission, as applicable, at the Company’s expense, an amendment to the applicable

Prospectus that corrects such statement or omission or effects such compliance and will deliver to the Underwriter, without charge, such number of copies thereof as the Underwriter may reasonably request;

(d)                                 If during the Distribution Period there shall be any change in the Canadian Securities Laws or the Securities Act which, in the opinion of the Underwriter and its legal counsel, acting reasonably, requires the filing of a Prospectus Amendment, the Company shall promptly prepare and file such Prospectus Amendment, to the reasonable satisfaction of the Underwriter, with the appropriate securities regulatory authority in each of the Qualifying Provinces where such filing is required or with the Commission where such filing is required; provided that the Company shall not file any Prospectus Amendment or other document without first obtaining the approval of the Underwriter with respect to the form and content thereof, such approval not to be unreasonably withheld; and

(e)                                  The Company will use commercially reasonable efforts in connection with the registration or qualification of the Directed Shares for offer and sale under the state securities or “blue sky” laws of such jurisdictions as required by such laws; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

4.2  During the Distribution Period, the Company shall promptly, and in any event within any applicable statutory time limitation, comply, to the reasonable satisfaction of the Underwriter, with all applicable filings and other requirements under the Canadian Securities Laws and the Securities Act as a result of any material fact or change referred to in Section 4.1 above;

4.3  The Company shall deliver promptly to the Underwriter signed and certified copies of all Prospectus Amendments and the Underwriter agrees to provide the same to each person who has received a Prospectus. Concurrently with the filing of any Prospectus Amendment or as soon as reasonably practicable, the Company shall deliver to counsel to the Underwriter for and on behalf of the Underwriter, with respect to such Prospectus Amendment, documents similar to those referred to in Section 4.1(b).

5.                                      Appointment of Underwriter; Underwriting Servicing Fee

5.1  The Company hereby appoints the Underwriter as the Company’s exclusive Underwriter to effect the Offering in Canada. The Underwriter agrees to act as the Company’s Underwriter for such purpose and to use commercially reasonable efforts to effect the issuance and sale of the Firm Shares and the Additional Shares, if any, on the Company’s behalf to Purchasers in Canada, subject to the terms and conditions hereinafter provided. The Underwriter will not offer or sell the Firm Shares or the Additional Shares, if any, in the United States or to, or for the account or benefit of, any U.S. Person or person in the United States. The Underwriter agrees to use commercially reasonable efforts to secure a distribution of the Firm Shares that is broad enough to permit the Company to meet the original listing requirements of the TSX-V;

5.2  The Underwriter may form a sub-underwriting group including other qualified investment dealers (the “Sub-Underwriters”), and may determine the percentage fee payable to the members of such group, which fee will be paid by the Underwriter;

5.3  The Underwriter agrees to sell the Firm Shares and the Additional Shares only in the Qualifying Provinces and in accordance with, and in a manner permitted by, the laws of each Qualifying Provinces in which such Firm Shares and Additional Shares are sold and to require each Sub-Underwriter to agree with the Underwriter to so sell such shares. The Company consents to the use of the Prospectuses or any Prospectus Amendments by the Underwriter, and the Underwriter agrees to provide to each Purchaser, prior to the First Closing Date, a copy of the Final Canadian Prospectus for Purchasers resident in Canada. The Underwriter further agrees, subject to receipt of the same from the Company, to send a copy of all Prospectus Amendments to all persons to whom copies of the applicable Prospectuses are sent;

5.4  For the purposes of this Section, the Underwriter shall be entitled to assume that the Firm Shares and the Additional Shares are qualified for Distribution in any Qualifying Province where a receipt or similar document (including a Final Decision Document) for the applicable Prospectus shall have been obtained from the applicable regulatory authority following the filing of the Prospectuses;

5.5  In return for the Underwriter’s services including but not limited to acting as the Company’s Underwriter in arranging for the sale of the Firm Shares and the Additional Shares and performing administrative work in connection with the sales of the Firm Shares and the Additional Shares, the Company will pay the Underwriter a corporate finance fee in the amount of Cdn$150,000, net of the Cdn$25,000 the Company has previously paid to the Underwriter, in cash at the First Closing of the Offering (the “Corporate Finance Fee”);

5.6  As further consideration for their services hereunder, the Company will issue to the Underwriter on the First Closing Date and the Over-Allotment Option Closing Date, as applicable, non-transferable share purchase warrants (the “Underwriter’s Warrants”) entitling the holders to purchase, in the aggregate, such number of Common Shares as is equal to ten percent (10%) of the number of Firm Shares or Additional Shares, if any, sold at such closing, at the Offering Price for a period of two years following the First Closing Date. The distribution of the Underwriter’s Warrants will be qualified under the Final Canadian Prospectus;

5.7  The terms governing the Underwriter’s Warrants will be set out in the certificates representing the Underwriter’s Warrants, the form of which will be subject to the approval of the Company and the Underwriter, acting reasonably, and will include provisions for the appropriate adjustment in the class, number and price of the securities issuable upon exercise of the Underwriter’s Warrants upon the occurrence of certain events, including upon any subdivision, consolidation or reclassification of shares, payment of stock dividends or amalgamation of the Company.

6.                                      Closing Conditions

The Underwriter’s obligations hereunder shall be subject to the accuracy of the representations and warranties of the Company contained in this Agreement as of the date of this Agreement and as of the First Closing and the Over-Allotment Option Closing, if applicable, the performance by the Company of its obligations under this Agreement and the following conditions, which conditions may be waived by the Underwriter in whole or in part at any time:

(a)                                  The Final Prospectus shall have been timely filed with the Commission in accordance with Section 3(a) and the Canadian Final Prospectus shall have been timely filed with the Canadian Commissions in accordance with Section 3(e); no stop order suspending the effectiveness of the Registration Statement or Canadian Final Prospectus or any part thereof or the qualification or registration of the Firm Shares, the Directed Shares, the Additional Shares and the Underwriter’s Warrants shall have been issued and no proceeding for that purpose shall have initiated or threatened by the Commission, Canadian Commissions or TSX-V; and any request of the Commission, Canadian Commissions or TSX-V for inclusion of additional information in the Registration Statement or the Final Prospectus or Final Canadian Prospectus or otherwise shall have been complied with;

(b)                                 All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Firm Shares, the Directed Shares, the Additional Shares, the Underwriter’s Warrants and the Underwriter’s Warrant Shares, the Registration Statement and

the Prospectuses, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriter, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters;

(c)                                  Fraser Milner Casgrain LLP, as Canadian counsel to the Company, shall have furnished to the Underwriter a legal opinion dated the First Closing Date or the Over-Allotment Option Closing Date, as applicable, in form and substance satisfactory to counsel to the Underwriter, acting reasonably, as to the laws of the Qualifying Provinces and the laws of Canada applicable therein, which counsel in turn may rely, as to matters of fact, on certificates of the auditors of the Company, public officials and officers of the Company and correspondence between public officials and stock exchange officials with respect to matters set forth in Exhibit A hereto;

(d)                                 Dufford & Brown, P.C. shall have furnished to the Underwriter their written opinion, as U.S. counsel to the Company, addressed to the Underwriter and dated the First Closing Date or the Over-Allotment Option Closing Date, as applicable, in form and substance reasonably satisfactory to the Underwriter, substantially covering such matters as are listed in Exhibit B hereto;

(e)                                  Title Counsel shall have furnished to the Underwriter their written opinion, as counsel to the Company, addressed to the Underwriter and dated the First Closing Date or the Over-Allotment Option Closing Date, as applicable, in form and substance reasonably satisfactory to the Underwriter;

(f)                                    At the time of execution of this Agreement, the Underwriter shall have received from the Accountant a letter or letters, in form and substance satisfactory to the Underwriter, addressed to the Underwriter and its counsel and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and Canadian Securities Laws and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Final Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to Underwriter in connection with registered public offerings;

(g)                                 At the time of execution of this Agreement, the Underwriter shall have received from Fred Brown, CPG, Pr. Sci. Nat., and Tracy Armstrong, P.Geo., of P&E Mining Consultants Inc., a letter or letters, in form and substance satisfactory to the Underwriter, addressed to the Underwriter and its counsel and dated the date hereof confirming they have read the Prospectuses and (i) they have no reason to believe that there are any misrepresentations in the information contained in the Prospectuses which is derived from the Report as a result of the investigations and enquiries made by them in connection with the preparation of the Report; and (ii) the section in the Prospectuses headed “Business of the Company”, fairly and accurately summarizes the Report and omits no material information contained in the Report;

(h)                                 With respect to the letter or letters of the Accountant referred to in paragraph (f) above and delivered to the Underwriter concurrently with the execution of this Agreement (the “initial letters”), the Company shall have furnished to the Underwriter and its counsel, a letter (the “bring-down letter”) of such accountants, addressed to the Underwriter and dated the First Closing Date or the Over-Allotment Option Closing Date, as applicable, (i) confirming that they are independent public accountants within the meaning of the Securities Act and

Canadian Securities Laws and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Final Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters;

(i)                                     The Underwriter shall have received at the First Closing Date or the Over-Allotment Option Closing Date, as applicable, certificates dated such closing date, addressed to the Underwriter and counsel to the Underwriter and signed by or on behalf of the Company with respect to the constating documents of the Company, all resolutions of the directors of the Company relating to this Agreement and the Material Contracts, the incumbency and specimen signatures of signing officers of the Company and with respect to such other matters as the Underwriter may reasonably request;

(j)                                     The Underwriter shall have received at the First Closing Date or the Over-Allotment Option Closing Date, as applicable, a certificate or certificates dated such closing date, addressed to the Underwriter and counsel to the Underwriter signed by the Chief Executive Officer and by the Chief Financial Officer of the Company, certifying, after having made due enquiry and after having carefully examined the Prospectuses and any Prospectus Amendments, as to certain matters, including but not limited to the following:

(i)                                     since the respective dates as of which information is given in the Prospectuses as amended by any Prospectus Amendment (A) there has been no material adverse change (actual, anticipated, contemplated, or proposed or threatened to the best of their knowledge, whether financial or otherwise) in the business, financial condition, affairs, operations, assets, liabilities or obligations (contingent or otherwise) or capital of the Company and (B) no transaction has been entered into by the Company which is material to the Company, other than as disclosed in the Prospectuses or the Prospectus Amendments, as the case may be;

(ii)                                  they have carefully examined the Registration Statement and the Prospectuses and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectuses did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectuses which has not been so set forth;

(iii)                               the Company has complied with and satisfied the covenants, terms and conditions of this Agreement on its part to be complied with and satisfied up to the First Closing Date or the Over-Allotment Option Closing Date, as applicable; and

(iv)                              the representations and warranties of the Company contained in this Agreement are true and correct as of the First Closing Date or the Over-Allotment Option Closing Date, as applicable, with the same force and effect as if made at and as of such closing date after giving effect to the transactions contemplated by this Agreement.

(k)                                  The Company shall not have sustained since the date of the latest audited financial statements included in the Prospectuses (A) any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labour dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectuses or (B) since such date, there shall not have been any material change in the capital stock or long-term debt of the Company or any material change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company, otherwise than as set forth or contemplated in the Prospectuses, the effect of which, in any such case described in clause (A) or (B), is, in the judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Shares, the Directed Shares and Additional Shares being delivered on such First Closing Date or the Over-Allotment Option Closing Date, as applicable, on the terms and in the manner contemplated in the Prospectuses;

(l)                                     The Underwriter shall not have discovered and disclosed to the Company on or prior to such First Closing Date or the Over-Allotment Option Closing Date, as applicable, that the Registration Statement or the Final Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the reasonable opinion of counsel for the Underwriter, Miller Thomson LLP as to matters of Canadian law and Dorsey & Whitney LLP as to matters of United States law, is material or omits to state a fact which, in the reasonable opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading; and

(m)                               The Underwriter shall have received such other certificates, statutory declarations, opinions, agreements or materials in form and substance satisfactory to the Underwriter as the Underwriter may reasonably request.

7.                                      Closing

7.1  The Closing will be effected in accordance with Section 2 herein.

7.2  Subject to Section 6, if a material change or a change in a material fact such as is contemplated by Section 4.1(b) occurs prior to the First Closing Date or the Over-Allotment Option Closing Date, as applicable, such closing date shall be, unless the Underwriter otherwise agrees in writing, and provided that all applicable periods during which Purchasers may withdraw subscriptions under Canadian Securities Laws and the Securities Act have expired, the eighth Business Day following the later of:

(a)                                  the date on which all applicable filings or other requirements of the Canadian Securities Laws and the Securities Act with respect to such material change or change in a material fact have been complied with in all applicable Jurisdictions and any appropriate receipts obtained for such filings and notice of such filings from the Company or its counsel have been received by the Underwriter; and

(b)                                 the date upon which the commercial copies of any Prospectus Amendments have been delivered in accordance with Section 4.3.

7.3  Time shall be of the essence, and compliance with the obligations of the Company and delivery by the Company and its advisors and agents of opinions, documents and certificates at the time and place specified in this Agreement is a further condition to the obligations of the Underwriter.

8.                                      Rights of Termination

8.1  The Underwriter shall be entitled, at its option, to terminate and cancel its obligations under this Agreement, by written notice to that effect given to the Company at any time prior to the Closing, if prior to the Closing:

(a)                                  any order to materially limit, cease or suspend trading in any securities of the Company or the settlement of such trading has been materially disrupted or minimum prices have been established by the Commission or other regulatory body having jurisdiction, or any order prohibiting or restricting the distribution of the Firm Shares, the Directed Shares or the Additional Shares is made, announced or threatened, or proceedings are commenced, announced or threatened for the making of any such order, by any securities commission or similar regulatory authority, or by any other competent authority, and has not been rescinded, revoked or withdrawn,;

(b)                                 any inquiry, investigation or other proceeding (whether formal or informal) is commenced, announced or threatened in relation to the Company or its directors, officers or promoters, or any order or ruling is issued under or pursuant to any law, or any change of law or the interpretation or administration thereof is enacted, announced or threatened, which, in the opinion of the Underwriter, acting reasonably, operates or would operate to prevent or materially restrict the trading in or the Distribution of the Firm Shares, the Directed Shares or the Additional Shares in any of the Jurisdictions or would materially adversely affect the marketability of the Firm Shares, the Directed Shares or the Additional Shares;

(c)                                  there should develop, occur or come into effect or existence any event, action, state, condition or major financial occurrence of national or international consequence, including but not limited to, any banking moratorium declared by Federal or state authorities, declaration of a national emergency or war in the United States or Canada, or an act of terrorism in the United States or Canada, or any action, law, regulation, enquiry or other occurrence of any nature whatsoever, which, in the opinion of the Underwriter, acting reasonably, materially adversely affects or may materially adversely affect the marketability of the Firm Shares, the Directed Shares or the Additional Shares, the Canadian, U.S. or international financial markets or the business, operations or affairs of the Company;

(d)                                 the state of the Canadian, U.S. or international financial markets or the state of the market for the Company’s securities in particular is such that, in the opinion of the Underwriter, acting reasonably, the Firm Shares or the Additional Shares cannot be marketed profitability or it is not in the interest of investors to complete the Offering;

(e)                                  there shall occur or be announced by the Company any change, event or circumstance as is contemplated by Section 8.1(a) or, as a result of investigations after the date hereof, the Underwriter determines there exists any fact or circumstance not disclosed at the date hereof, which, in the opinion of the Underwriter, acting reasonably, would have a material adverse effect on the marketability of the Firm Shares or the Additional Shares or would make it such that it is not in the best interests of investors to complete the Offering;

(f)                                    an adverse material change or change in a material fact relating to any of the Offered Securities occurs or is announced by the Company;

(g)                                 the Company is in breach of any material term of this Agreement;

(h)                                 the Underwriter determines that any of the representations or warranties made by the Company in this Agreement is false or has become false in a material respect; or

(i)                                     the Underwriter is advised that the TSX-V will not approve the listing of the Common Stock.

8.2  If the Underwriter exercises its right to terminate this Agreement, then the Company will immediately issue a press release setting out particulars of the termination.

8.3  The Underwriter, at its sole discretion, may terminate this Agreement in writing if a Final Decision Document is not issued within 120 days of the reference date of this Agreement.

8.4  The Company agrees that all terms and conditions in Section 6 shall be construed as conditions and complied with so far as they relate to acts to be performed or caused to be performed by it, that it will use its reasonable commercial efforts to cause such conditions to be complied with, and that any breach or failure by it to comply in all material respects with any such terms and conditions shall entitle the Underwriter to terminate its obligations under this Agreement by notice to that effect given to the Company at or prior to the Closing. The Underwriter may waive, in whole or in part, or extend the time for compliance with, any terms and conditions without prejudice to their rights in respect of any other terms and conditions or any other subsequent breach or non-compliance, provided that any such waiver or extension shall be binding upon the Underwriter only if such waiver or extension is in writing and signed by the Underwriter;

8.5  The rights of termination contained in Section 8 may be exercised by the Underwriter and are in addition to any other rights or remedies the Underwriter may have in respect of any default, act or failure to act or non-compliance by the Company, in respect of any of the matters contemplated by this Agreement or otherwise. In the event of any such termination, there shall be no further liability on the part of the Underwriter to the Company or on the part of the Company to the Underwriter except in respect of any liability which may have arisen prior to or arise after such termination under any of Sections 9.5, 9.6 and 9.7.

9.                                      Indemnification

9.1  The Company hereby agrees to indemnify and save harmless to the maximum extent permitted by law, the Underwriter, its affiliates and other syndicate members and their affiliates (collectively, the “Agents”) and their respective directors, officers, employees, partners, agents, advisors and shareholders (collectively, the “Indemnified Parties” and individually, an “Indemnified Party”) from and against any and all losses, claims, actions, suits, proceedings, investigations, damages, liabilities or expenses of whatsoever nature or kind (excluding loss of profits) whether joint or several, including the aggregate amount paid in reasonable settlement of any actions, suits, proceedings, investigations or claims and the reasonable fees, disbursements and taxes of their counsel in connection with any action, suit, proceeding, investigation or claim that may be made or threatened against any Indemnified Party or in enforcing this indemnity (each a “Claim” and, collectively, the “Claims”) to which an Indemnified Party may become subject or otherwise involved in any capacity insofar as the Claims relate to, are caused by, result from, arise out of or are based upon, directly or indirectly:

(a)                                  any information or statement (except any information or statement provided by the Underwriter) contained in the Preliminary Prospectuses, the Prospectuses or any Prospectus Amendment or in any certificate or other document or material filed or delivered by or on behalf of the Company containing or alleged to contain a misrepresentation;

(b)                                 any omission or alleged omission to state in the Preliminary Prospectuses, the Prospectuses or any Prospectus Amendment or any certificate or other document or material filed or delivered by or on behalf of the Company, any fact (except facts relating solely to the Underwriter or omissions from such documents relating to the manner of offering the Offered Securities as provided by the Underwriter), required to be stated in such document or necessary to make any statement in such document not misleading in light of the circumstances under which it was made;

(c)                                  any order made or enquiry, investigation or proceeding commenced or threatened by any securities regulatory authority or any other competent authority based upon any untrue statement or omission or alleged untrue statement or alleged omission or any misrepresentation or alleged misrepresentation (except a statement, alleged omission or alleged misrepresentation or alleged statement, omission or misrepresentation relating solely to the Underwriter or relating to the manner of offering the Offered Securities as provided by the Underwriter) in the Preliminary Prospectuses, the Prospectuses or any Prospectus Amendment or in any other document or material filed or delivered by or on behalf of the Company preventing or restricting the trading in or the sale or Distribution of the Offered Securities in any of the Jurisdictions;

(d)                                 the breach by the Company of any representation or warranty set forth herein or in any certificate or other document to be delivered pursuant to this Agreement or the failure of the Company to comply with any of their obligations hereunder or thereunder; or

(e)                                  the non-compliance or alleged non-compliance by the Company with any of the Canadian Securities Laws or the Securities Act in connection with the transactions contemplated herein.

9.2  If and to the extent that a court of competent jurisdiction, in a final non-appealable judgement in a proceeding in which an Indemnified Party is named as a party, determines that a Claim was caused by or resulted from an Indemnified Party’s material breach of this Agreement, breach of applicable laws, gross negligence or fraudulent act, this indemnity shall cease to apply to such Indemnified Party in respect of such Claim and such Indemnified Party shall reimburse any funds advanced by the Company to the Indemnified Party pursuant to this indemnity in respect of such Claim. The Company agrees to waive any right the Company might have of first requiring the Indemnified Party to proceed against or enforce any other right, power, remedy or security or claim payment from any other person before claiming under this indemnity.

9.3  If any Claim is brought against an Indemnified Party or an Indemnified Party has received notice of the commencement of any investigation in respect of which indemnity may be sought against the Company, the Indemnified Party will give the Company prompt written notice of any such Claim of which the Indemnified Party has knowledge and the Company will undertake the investigation and defence thereof on behalf of the Indemnified Party, including the prompt employment of counsel acceptable to the Indemnified Parties affected and the payment of all expenses. Failure by the Indemnified Party to so notify shall not relieve the Company of its obligation of indemnification hereunder, except to the extent the Company is prejudiced by such failure.

9.4  No admission of liability and no settlement, compromise or termination of any Claim, or investigation shall be made without the consent of the Company and the consent of the Indemnified Parties affected, such consents not to be unreasonably withheld or delayed. Notwithstanding that the Company will undertake the investigation and defence of any Claim, the Indemnified Parties will have the right as a group to employ one separate counsel in each applicable jurisdiction with respect to such Claim and participate in the defence thereof, but the fees and expenses of such counsel will be at the expense of the Indemnified Parties unless:

(a)                                  employment of such counsel has been authorized in writing by the Company;

(b)                                 the Company has not assumed the defence of the action within a reasonable period of time after receiving notice of the claim;

(c)                                  the named parties to any such claim include the Company and any of the Indemnified Parties and the Indemnified Parties shall have been advised by counsel to the Indemnified Parties that there may be a conflict of interest between the Company and any Indemnified Party making it inappropriate for the same counsel to represent the Company and the Indemnified Party; or

(d)                                 the named parties to any such claim include the Company and any of the Indemnified Parties and there are one or more defences available to the Indemnified Parties which are different from or in addition to those available to the Company, as the case may be;

in which case such fees and expenses of such one counsel to the Indemnified Parties will be for the account of the Company. The rights accorded to the Indemnified Parties hereunder shall be in addition to any rights the Indemnified Parties may have at common law or otherwise.

9.5  Without limiting the generality of the foregoing section 9.1 through 9.4, this indemnity shall apply to all reasonable expenses (including legal expenses), losses, claims and liabilities that the Agents may incur as a result of any action, suit, proceeding or claim that may be threatened or brought against the Company.

9.6  If for any reason the foregoing indemnification is unavailable (other than in accordance with the terms provided above) to the Indemnified Parties (or any of them) or insufficient to hold them harmless, the Company agrees to contribute to the amount paid or payable by the Indemnified Parties as a result of such Claims in such proportion as is appropriate to reflect not only the relative benefits received by the Company or the Company’s shareholders, and its constituencies on the one hand and the Indemnified Parties on the other, but also the relative fault of the parties and other equitable considerations which may be relevant. Notwithstanding the foregoing, the Company will in any event contribute to the amount paid or payable by the Indemnified Parties as a result of such Claim any amount in excess of the fees actually received by the Indemnified Parties hereunder.

9.7  The Company hereby constitutes the Underwriter as trustee for each of the other Indemnified Parties of the covenants of the Company under this indemnity with respect to such persons and the Underwriter agrees to accept such trust and to hold and enforce such covenants on behalf of such persons.

9.8  In any action, suit, proceeding, claim or investigation brought against the Company (but not against any of the Indemnified Parties), in the event that the personnel of any of the Agents is required to testify, participate or respond in respect of or in connection with this Agreement, the Company shall reimburse each such person monthly for the time spent in connection therewith at their normal per diem rates together with such reasonable out-of-pocket expenses as may be incurred, including the reasonable fees and disbursements of counsel, provided that the Agents have presented to the Company within a reasonable time prior to the end of each such month an invoice detailing the reason for such expenses.

9.9  The indemnity and contribution obligations of the Company shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to the Indemnified Parties and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, and any Indemnified Party. Notwithstanding Section 14 or any other provision of this Agreement, the foregoing provisions of this Section 9 shall survive indefinitely the completion of professional services rendered under this Agreement or any termination of the authorization given by this Agreement.

9.10  The rights of indemnity contained in this Section 9 in respect of a claim based on a misrepresentation or omission or alleged misrepresentation or alleged omission in the Preliminary

Prospectuses, the Prospectuses or Prospectus Amendments shall not apply if the Company has complied with Sections 6(a) and the person asserting such claim was not provided with a copy of the Preliminary Prospectuses, Prospectuses or a Prospectus Amendment (which is required under the applicable Canadian Securities Laws to be delivered to such person by the Underwriter or the Sub-Underwriters) which corrects such misrepresentation or omission or alleged misrepresentation or alleged omission.

10.                               General Limitations of Liability

The Company also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or any person asserting claims on behalf of or in right of the Company for or in connection with the Offering or any other matter or transaction contemplated by this Agreement except to the extent any losses, expenses, claims, actions, damages or liabilities incurred by the Company are determined by a court of competent jurisdiction in a final judgment that has become non-appealable to have resulted from the negligence or wilful misconduct of such Indemnified Party or a breach by such Indemnified Party of its obligations under this Agreement.

11.                               Severability

If any provision of this Agreement is determined to be void or unenforceable in whole or in part, it shall be deemed not to affect or impair the validity of any other provision of this Agreement and such void or unenforceable provision shall be severable from this Agreement.

12.                               Expenses

Whether or not the transactions contemplated by this Agreement shall be completed, except as specifically provided below, all expenses of or incidental to the issue, sale and delivery of the Firm Shares, the Directed Shares and the Additional Shares and all expenses of or incidental to all other matters in connection with the Offering set out in this Agreement shall be borne directly by the Company, including, without limitation, fees and expenses payable in connection with the qualification of the Firm Shares, the Directed Shares and the Additional Shares for distribution, the fees relating to listing of the Common Stock on any exchange, the fees and disbursements of counsel to the Company, counsel to the Underwriter, local counsel, all fees and expenses of the Company’s auditors, the fees and expenses relating to the marketing of the Firm Shares, the Directed Shares and the Additional Shares (including, without limitation, “road shows”, marketing meetings and marketing documentation) and all reasonable out-of-pocket expenses of the Underwriter relating to this transaction including all travel expenses in connection with due diligence and marketing and all costs incurred in connection with the preparation, translation, filing, printing and mailing of the Prospectuses and Prospectus Amendments. The Company has provided the Underwriter with a non-refundable US$25,000 advance retainer and agrees to reimburse the Underwriter for all expenses and disbursements incurred by the Underwriter, including but not limited to, the fees and disbursements of legal counsel, all reasonable out-of-pocket expenses of the Underwriter relating to this transaction including all travel expenses in connection with due diligence and marketing. Notwithstanding the foregoing, the Company’s obligation to reimburse fees of legal counsel to the Underwriter shall be limited to a maximum reimbursement of US$100,000 excluding taxes and disbursements (which may be increased upon mutual agreement of the Company and the Underwriter).

13.                               Restriction on Further Sales

13.1  The Company hereby agrees not to, directly or indirectly, issue, sell or grant or agree to announce any intention to issue, sell or grant, any additional equity or quasi-equity securities of the Company for a period of 120 days after the First Closing Date without the prior written consent of the Underwriter, such consent not to be unreasonably withheld, except in conjunction with: (i) the grant or exercise of stock options and other similar issuances pursuant to the share incentive plan of the Company and other share compensation arrangements; (ii) outstanding warrants; (iii) obligations in respect of existing mineral property agreements; and (iv) the issuance of securities in connection with property or share acquisitions in the normal course of business.

13.2  The Company acknowledges and agrees that in accordance with Canadian National Policy 46-201 “Escrow for Initial Public Offerings” (“NP 46-201”), all securities of the Company owned or controlled by “Principals” are required to be escrowed. A “Principal” is defined in NP 46-201 to include: directors and senior officers of the Company as listed in the Registration Statements; promoters of an issuer during the two years preceding this Offering; those who own and/or control more than 10% of the Company’s voting securities immediately before and immediately after completion of this Offering, if they also have elected or appointed or have the right to elect or appoint a director or senior officer of the Company; those who own and/or control more than 20% of the Company’s voting securities immediately before and immediately after completion of this Offering; and a spouse or relative of any of the above if they live at the same address. There is an exception for Principals who hold less than 1% of the issued and outstanding securities of the Company upon completion of this Offering, calculated on the basis that convertible securities held by the Principal are included in the calculation.

13.3  Further the Company acknowledges that as of the Effective Date, the following are securities of Principals and others subject to escrow:

Name of Principals	Number of Escrowed Securities	Percentage of Class
GWE	9,400,000 shares of common stock		%
David Q. Tognoni	1,000,000 shares of common stock		%
Edward Godin	1,000,000 shares of common stock		%
Stewart Jackson	1,000,000 shares of common stock		%

Securities are held by Equity Transfer & Trust Company under an escrow agreement dated   •  , 2009 (the “Escrow Agreement”) among the escrowed shareholders and Equity Transfer & Trust Company: 10% of each escrowed shareholder’s holdings will be released at closing and the balance will be released in tranches of 15% at six month intervals over the 36 months following the closing date.

13.4  The Company acknowledges and agrees that pursuant to the terms of the Escrow Agreement, the securities held in escrow may not be transferred or otherwise dealt with during the term of the Escrow Agreement unless the transfers or dealings within escrow are: transfers to existing or any new directors and senior officers with approval of the board of directors; transfers to other Principals; transfers to an RRSP or similar trust plan provided that the only beneficiaries are the transferor or the transferor’s spouse or children; transfers upon bankruptcy to the trustee in bankruptcy; and pledges to a financial institution as collateral for a bona fide loan, provided that upon a realization the securities remain subject to escrow. Tenders of escrowed securities to a take-over bid are permitted provided that, if the tenderer is a Principal of the successor company upon completion of the take-over bid, securities received in exchange for tendered escrowed securities are submitted in escrow on the basis of the successor company’s escrow classification.

13.5  In the event that the Company wishes to complete a brokered equity financing (which shall include a financing providing for the issuance of convertible securities, convertible or exercisable into equity securities) at any time during the one-year period commencing on the First Closing Date, the Underwriter shall have a first right of refusal to act as underwriter or agent for such financing, as the case may be. The Company agrees to provide the Underwriter notice of such transaction within a reasonable period prior to the anticipated commencement of the financing. The right of first refusal must be exercised by the Underwriter within 10 Business Days following the date on which the Company gives notice of the transaction. If the Underwriter fails to give notice within such 10 Business Days that it will provide such financing on the terms set out in the notice from the Company, the Company will be free to make other arrangements to obtain financing from another source on the same terms or on terms no less favorable to the Company.

14.                               Survival of Representations and Warranties

The representations, warranties, obligations and agreements contained in this Agreement and in any certificate delivered pursuant to this Agreement or in connection with the purchase and sale of the Firm Shares and any Additional Shares shall survive the purchase of the Firm Shares and any Additional Shares and shall continue in full force and effect after the Closing unaffected by any subsequent disposition of the Firm Shares and any Additional Shares by the Underwriter for a period ending on the later of: (i) the date that is three years following the First Closing Date, and (ii) the latest date under applicable securities laws that a Purchaser may be entitled to commence an action or exercise a right of rescission, for a misrepresentation in the Prospectuses or any Prospectus Amendment. The Underwriter shall be entitled to rely on the representations and warranties of the Company contained herein or delivered pursuant hereto notwithstanding any investigation made by or on behalf of the Underwriter in connection with the preparation of the Prospectuses, any Prospectus Amendment or the disposition of the Firm Shares and any Additional Shares.

15.                               Time of the Essence

Time shall be of the essence of this Agreement.

16.                               Governing Law

This Agreement shall be governed by and construed in accordance with the laws of Ontario and the laws of Canada applicable therein.

17.                               Funds

All funds referred to in this Agreement shall be in Canadian dollars, except as otherwise provided.

18.                               Notice

18.1  Unless otherwise expressly provided in this Agreement, any notice or other communication to be given under this Agreement (a “Notice”) shall be in writing addressed as follows:

If to the Company addressed and sent to:

BE Resources Inc.

107 Hackney Circle, Box 684

Elephant Butte, New Mexico 87935

Attention:  David Q. Tognoni, President & CEO

Facsimile:  575-744-5801

with a copy to:

Fraser Milner Casgrain LLP

1 First Canadian Place

100 King Street West

Toronto, Ontario M5X 1B2

Attention:  Jenny Chu Steinberg

Facsimile:  416-863-4592

Dufford & Brown, P.C.

1700 Broadway, Suite 2100

Denver, Colorado 80290

Attention:  David Babiarz

Facsimile:  303-832-3804

to the Underwriter at:

Canaccord Capital Corporation

161 Bay Street, Suite 3000

P.O. Box 516

Toronto, Ontario M5J 2S1

Attention:  Mr. Neville Dastoor

Facsimile:  416-869-3876

with a copy to:

Miller Thomson LLP

Robson Court

1000 - 840 Howe Street

Vancouver, British Columbia V6Z 2M1

Attention:  Dwight D. Dee

Facsimile:  604-643-1200

Dorsey & Whitney LLP

370 - 17th St., Suite 4700

Denver, Colorado 80202

Attention:  Kenneth G. Sam

Facsimile:  303-629-3450

or to such other address as any of the persons may designate by Notice given to the others.

18.2  Each Notice shall be personally delivered or sent by commercial courier to the addressee or sent by fax to the addressee and (i) a Notice which is couriered or personally delivered shall, if delivered on a Business Day, be deemed to be given and received on that day and, in any other case, be deemed to be given and received on the first Business Day following the day on which it is delivered; and (ii) a Notice which is sent by fax shall be deemed to be given and received on the first Business Day following the day on which it is sent.

19.                               Entire Agreement

This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes the terms and conditions of the engagement letter dated June 18, 2009.

20.                               Press Releases and Advertisements

From and after the date hereof, the Company shall provide the Underwriter with a copy of all press releases and advertisements to be issued by the Company concerning the Offering prior to the issuance thereof, and shall give the Underwriter a reasonable opportunity to provide comments on any such press release or advertisement.

21.                               Attornment

21.1  Each of the Company and the Underwriter hereby agrees:

(a)                                  that any action or proceeding relating to this Agreement may (but need not) be brought in any court of competent jurisdiction in the Province of Ontario, and for that purpose now irrevocably and unconditionally attorns and submits to the jurisdiction of such Ontario court;

(b)                                 that it irrevocably waives any right to, and will not, oppose any such Ontario action or proceeding on any jurisdictional basis, including forum non convenience; and

(c)                                  it will not oppose the enforcement against it in any other jurisdiction of any judgment or order duly obtained from a Ontario court as contemplated by this Section 21.

22.                               Counterparts/Facsimile Signatures

This Agreement may be executed by any one or more of the parties to this Agreement in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. The transmission by facsimile of a copy of the execution page hereof reflecting the execution of this Agreement by any party hereto shall be effective to evidence that party’s intention to be bound by this Agreement and that party’s agreement to the terms, provisions and conditions hereof, all without the necessity of having to produce an original copy of such execution page.

23.                               Definitions

23.1  In this Agreement the following terms will have the following meanings:

(a)                                  “430A Information”, with respect to any registration statement, means information included in a prospectus and retroactively deemed to be a part of such registration statement pursuant to Rule 430A(b);

(b)                                 “430C Information”, with respect to any registration statement, means information included in a prospectus then deemed to be a part of such registration statement pursuant to Rule 430C;

(c)                                  “Accountant” has the meaning given to it in Section 1(u);

(d)                                 “Additional Registration Statement” has the meaning given to it in Section 1(a);

(e)                                  “Additional Shares” has the meaning given to it in the second paragraph of this Agreement;

(f)                                    “Agents” has the meaning given to it in Section 9.1;

(g)                                 “Agreement” means this agreement as it may be amended, modified or supplemented from time to time in accordance with its terms;

(h)                                 “Audit Committee” has the meaning given to it in Section 1(hhh);

(i)                                     “Business Day” means a day on which the TSX-V is open for business;

(j)                                     “Canadian Commissions” means the securities regulatory authorities in each of the Qualifying Provinces;

(k)                                  “Canadian Prospectus” means, collectively, the Preliminary Canadian Prospectus and the Final Canadian Prospectus;

(l)                                     “Canadian Securities Laws” means all applicable securities laws in each of the Qualifying Provinces and the respective regulations and rules under such laws together with applicable published policy statements, notices, rulings and orders of the securities regulatory authorities in each of the Qualifying Provinces;

(m)                               “Claims” has the meaning given to it in Section 9.1;

(n)                                 “Closing” means the completion of the issue and sale by the Company of the Offered Securities pursuant to this Agreement;

(o)                                 “Code” has the meaning given to it in Section 1(ggg);

(p)                                 “Commission” has the meaning given to it in Section 1(a);

(q)                                 “Common Stock” or “Common Shares” has the meaning given to it in the first paragraph of this Agreement;

(r)                                    “Company” has the meaning given to it in the first paragraph of this Agreement;

(s)                                  “Corporate Finance Fee” has the meaning given to it in Section 5.5;

(t)                                    “Directed Share Participant” has the meaning given to it in the first paragraph of this Agreement;

(u)                                 “Directed Share Program” has the meaning given to it in the first paragraph of this Agreement;

(v)                                 “Directed Shares” has the meaning given to it in the first paragraph of this Agreement;

(w)                               “Discounted Purchase Price” has the meaning given to it in Section 2.1;

(x)                                   “Distribution” means “distribution” or “distribution to the public” as those terms are defined under Canadian Securities Laws;

(y)                                 “Distribution Period” means the period commencing on the date hereof and ending on the date of the completion of the Distribution of the Offered Securities and Additional Shares in Canada;

(z)                                   “Effective Time” with respect to the Initial Registration Statement or, if filed prior to the execution and delivery of this Agreement, the Additional Registration Statement means the date and time as of which such Registration Statement was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c). If an Additional Registration Statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Underwriter that it proposes to file one, “Effective Time” with respect to such Additional Registration Statement means the date and time as of which such Registration Statement is filed and becomes effective pursuant to Rule 462(b);

(aa)                            “Escrow Agreement” has the meaning given to it in Section 13.3;

(bb)                          “Exchange Act” has the meaning given to it in Section 1(hhh);

(cc)                            “Effective Date” means the date of the Effective Time;

(dd)                          “Environmental Authority” has the meaning given to it in Section 1(jj);

(ee)                            “Environmental Laws” has the meaning given to it in Section 1(jj);

(ff)                                “Environmental Permits” has the meaning given to it in Section 1(kk);

(gg)                          “ERISA” has the meaning given to it in Section 1(ggg);

(hh)                          “Final Canadian Prospectus” means the final long form prospectus of the Company dated on or about   •  , 2009, to be filed in each of the Qualifying Provinces in accordance with Canadian Securities Laws;

(ii)                                  “Final Decision Document” has the meaning given to it in Section 3(e);

(jj)                                  “Final Prospectus” means the final prospectus of the Company dated on or about   •  , 2009 filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and otherwise satisfies Section 10(a) of the Securities Act;

(kk)                            “Final Registration Statement” means the Registration Statement containing the Final Prospectus which is brought effective by the Commission.

(ll)                                  “Firm Shares” has the meaning given to it in the first paragraph of this Agreement;

(mm)                      “First Closing” means the completion of the issue and sale by the Company of the Firm Shares and the Directed Shares pursuant to this Agreement;

(nn)                          “First Closing Date” means   •  , 2009 or such other date not later than [  •   days], 2009 as the Company and the Underwriter may agree upon in writing or as may be changed pursuant to Section 7.2;

(oo)                          “First Closing Time” means 8:00 a.m. (Toronto time) on the First Closing Date or such other time on the First Closing Date as the Company and the Underwriter may agree;

(pp)                          “General Disclosure Package” has the meaning given to it in Section 1(c)(iii);

(qq)                          “GWE” means Great Western Exploration, LLC;

(rr)                                “Hazardous Substances” has the meaning given to it in Section 1(jj);

(ss)                            “Indemnified Party” has the meaning given to it in Section 9.1;

(tt)                                “Initial Registration Statement” has the meaning given to it in Section 1(a);

(uu)                          “Internal Control Event” has the meaning given to it in Section 1(hhh);

(vv)                          “Internal Controls” has the meaning given to it in Section 1(hhh);

(ww)                      “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Offered Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g);

(xx)                              “Jurisdiction” means each of the Qualifying Provinces and the United States;

(yy)                          “Limited Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus;

(zz)                              “Material Adverse Effect” means, with respect to any person or entity, a material adverse effect on the business, affairs, property, liabilities (contingent or otherwise), operating results, capital or prospects of such person or entity;

(aaa)                      “Material Contracts” means each of the agreements referred to in the Final Canadian Prospectus under the heading “Material Contracts” which have been executed on or before such date as the context may require;

(bbb)                   “MI 11-102” means Multilateral Instrument 11-202, Passport System;

(ccc)                      “New Mexico Beryllium Project” means the interest in leases, mineral leases and claims covering an area of approximately 20,000 acres in Socorro and Sierra counties, State of New Mexico, in which the Company has an interest, together with 690 additional lode claims staked by the Company in May 2008;

(ddd)                   “NI 41-101” means National Instrument 41-101, General Prospectus Requirements;

(eee)                      “NI 43-101” has the meaning given to it in Section 1(xx);

(fff)                            “NI 51-102” means National Instrument 51-102, Continuous Disclosure Obligations;

(ggg)                   “Notice” has the meaning given to it in Section 18;

(hhh)                   “NP 11-202” means National Policy 11-202, Process for Prospectus Reviews in Multiple Jurisdictions;

(iii)                               “NP 46-201” has the meaning given to it in Section 13.2;

(jjj)                               “Off-Balance Sheet Transaction” has the meaning given to it in Section 1(kkk);

(kkk)                      “Offered Securities” has the meaning given to it in the second paragraph of this Agreement;

(lll)                               “Offering” has the meaning given to it in the first paragraph of this Agreement;

(mmm)             “Offering Price” has the meaning given to it in the third paragraph of this Agreement;

(nnn)                   “OSC” means the Ontario Securities Commission;

(ooo)                   “Over-Allotment Option” has the meaning given to it in the second paragraph of this Agreement;

(ppp)                   “Over-Allotment Option Closing” means the completion of the issue and sale by the Company of the Additional Shares pursuant to this Agreement;

(qqq)                   “Over-Allotment Option Closing Date” means the date, which shall be a Business Day, as set out in the Over-Allotment Option Notice or such other date as the Company and the Underwriter may agree upon in writing;

(rrr)                            “Over-Allotment Option Closing Time” means 8:00 a.m. (Toronto time) on the Over Allotment Option Closing Date or such other time as the Company and the Underwriter may agree upon;

(sss)                      “Over-Allotment Option Expiry Date” means the date which is 60 days following the First Closing Date;

(ttt)                            “Over-Allotment Option Notice” has the meaning given to it in Section 2.3;

(uuu)                   “PCAOB” means Public Company Accounting Oversight Board;

(vvv)                   “Permits” has the meaning given to it in Section 1(eee);

(www)             “Preliminary Canadian Prospectus” means the preliminary long form prospectus of the Company dated July 2, 2009, filed in each of the Qualifying Provinces in accordance with Canadian Securities Laws and includes any amendment or supplement to the Preliminary Canadian Prospectus which may be filed in each of the Qualifying Provinces;

(xxx)                         “Preliminary Prospectuses” means the Preliminary Canadian Prospectus and the Preliminary U.S. Prospectus;

(yyy)                   “Preliminary U.S. Prospectus” means each prospectus included in the Registration Statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Underwriter pursuant to Rule 424(a) of the Rules and Regulations;

(zzz)                         “Principal” has the meaning given to it in Section 13.2;

(aaaa)                “Prospectus Amendment” means any amendment or supplement to the Final Canadian Prospectus and/or any amendment or supplement to the Final Prospectus;

(bbbb)            “Prospectuses” means the Final Canadian Prospectus and the Final Prospectus;

(cccc)                “Purchasers” has the meaning given to it in the third paragraph of this Agreement;

(dddd)            “Qualifying Provinces” means British Columbia, Alberta and Ontario;

(eeee)                “Registration Statement” has the meaning given to it in Section 1(a);

(ffff)                        “registration rights” has the meaning given to it in Section 1(lll);

(gggg)            “Report” has the meaning given to it in Section 1(yy);

(hhhh)            “Rules and Regulations” has the meaning given to it in Section 1(a);

(iiii)                            “Sarbanes-Oxley Act has the meaning given to it in Section 1(hhh);

(jjjj)                            “Securities Act” has the meaning given to it in Section 1(a);

(kkkk)                “Statutory Prospectus” with reference to a particular time means the prospectus included in a Registration Statement immediately prior to that time, including any 430A Information or 430C Information with respect to such Registration Statement. For purposes of the foregoing definition, 430A Information shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) or Rule 462(c) and not retroactively;

(llll)                            “Sub-Underwriters” has the meaning given to it in Section 5.2;

(mmmm)    “Tax Act” means the Income Tax Act (Canada);

(nnnn)            “to the best of the knowledge of” means (unless otherwise expressly stated) a statement to the best of the declarant’s knowledge after due inquiry;

(oooo)            “TSX-V” means the TSX-Venture Exchange;

(pppp)            “U.S. GAAP” has the meaning given to it in Section 1(u);

(qqqq)            “Underwriter” has the meaning given to it in the first paragraph of this Agreement;

(rrrr)                        “Underwriter’s Warrants” has the meaning given to it in Section 5.6 of this Agreement; and

(ssss)                “Underwriter’s Warrant Shares” means the shares of Common Stock issuable upon exercise of the Underwriter’s Warrants.

Unless otherwise expressly provided in this Agreement, words importing only the singular number include the plural and vice versa and words importing gender include all genders. References to “paragraph” and “Section” (unless otherwise indicated) are to the appropriate paragraphs and sections of this Agreement. Unless the context otherwise requires, any reference to a statute shall be deemed to include regulations made pursuant thereto, all amendments in force from time to time, and any statute or regulation that may be passed which has the effect of supplementing or superseding the statute or regulation referred to.

If the foregoing is in accordance with your understanding and is agreed to by you, please signify your acceptance by executing the enclosed copies of this letter where indicated below and returning the same to the Underwriter upon which this letter as so accepted shall constitute an agreement between us.

Very truly yours,

CANACCORD CAPITAL CORPORATION

By:
Ali Pejman, CA
BE RESOURCES INC.

By:
David Q. Tognoni

Exhibit A

Opinion of Canadian counsel for the Company to be delivered pursuant to Section 6(c) of the Underwriting Agreement.

References to the Prospectus in this Exhibit A include any amendments and supplements thereto at the Closing Date.

(a)                                  To the best knowledge of such counsel, no order having the effect of ceasing or suspending the distribution of the Firm Shares, the Underwriter’s Warrants or the Additional Shares, if applicable, in the Qualifying Provinces has been issued by any of the Canadian Commissions and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by any of the Canadian Commissions.

(b)                                 All documents have been filed, all requisite proceedings have been taken and all approvals, permits, consents and authorizations of the Canadian Commissions have been obtained by the Company under Canadian Securities Laws to qualify the distribution of the Firm Shares, the Underwriter’s Warrants and the Additional Shares, if applicable, in the Qualifying Provinces through the Underwriter under Canadian Securities Laws who has complied with the relevant provisions of such laws.

(c)                                  The Company is a reporting issuer under the Securities Act (British Columbia) (the “BC Act”), the Securities Act (Alberta) and the Securities Act (Ontario) and is not indicated as being in default on the lists of reporting issuers maintained by the Alberta Securities Commission and the Ontario Securities Commission and is not included on the list of issuers in default maintained by the British Columbia Securities Commission;

(d)                                 No prospectus or other document is required to be filed under Canadian Securities Laws and, except as have been obtained or completed, no proceeding is required to be taken and no approval, consent or authorization of or filing with the Canadian Commissions is required in order to permit the issuance by the Company of the Underwriter’s Warrant Shares upon due exercise of the Underwriter’s Warrants in accordance with the terms of the certificates representing the Underwriter’s Warrants;

(e)                                  The first trade in, or resale of, as applicable, the Underwriter’s Warrant Shares is exempt from, or is not subject to, the prospectus requirements of the Canadian Securities Laws and no filing, proceeding or approval will need to be made, taken or obtained in connection therewith provided that:

(i)                                     the trade is not a “control distribution” (as defined in section 1.1 of National Instrument 45-102);

(ii)                                  the Company is a “reporting issuer” in a province of Canada at the time of such trade; and

(iii)                               such trade is not a transaction or part of a series of transactions in the course of or incidental to a “distribution” within the meaning of the Canadian Securities Laws.

(f)                                    We have participated in the preparation of the Preliminary Canadian Prospectus and Final Canadian Prospectus, and in conferences with officers and other representatives of the Company, representatives of the Accountant and representatives of the Underwriter, at which the contents of the Preliminary Canadian Prospectus and Final Canadian Prospectus were discussed, and, although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Canadian Preliminary Prospectus or Final Canadian Prospectus, on the basis of the foregoing, no facts have come to our attention which caused us to believe that the Final Canadian Prospectus (other than the financial statements and other financial information and the information derived from the Report, as to which we express no view), as of its date and as of the closing date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(g)                                 The execution and delivery of the Underwriting Agreement by the Company, the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification section of the Underwriting Agreement, as to which no opinion need be rendered) and the issuance and sale of the Offered Securities (i) will not result in any violation of any Canadian Securities Laws, and (ii) will not require any consents, approvals or authorizations to be obtained by the Company, or any registrations, declarations or filings to be made by the Company, in each case, under Canadian Securities Laws applicable to the Company that have not been obtained or made.

(h)                                 The Offered Securities have been conditionally approved for listing by the TSX Venture Exchange.

(i)                                     The statements in the Final Canadian Prospectus under the captions “Certain Canadian Federal Income Tax Considerations” and “Eligibility for Investment”, insofar as they purport to describe matters of law or legal conclusions with respect thereto, have been prepared or reviewed by us and are correct in all material respects and fairly summarize the information required to be shown.

(j)                                     The Underwriting Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The opinion will have the usual assumptions and qualifications, including in this case that we are assuming the due authorization, execution and delivery of the Underwriting Agreement by the Company, which are governed by the laws of Colorado.

Exhibit B

Opinion of U.S. counsel for the Company to be delivered pursuant to Section 6(d) of the Underwriting Agreement.

References to the Prospectus in this Exhibit B include any amendments and supplements thereto at the Closing Date.

(a)                                  The Company is a corporation duly incorporated under the laws of the State of Colorado, with corporate power and authority to own, lease and operate its properties and to conduct its business as described the Registration Statement and the Prospectuses and to enter into and perform its obligations under the Underwriting Agreement.

(b)                                 The Company is validly existing and in good standing under the laws of the State of Colorado and has procured a certificate of authority to transact business as a foreign corporation in the State of New Mexico and is in good standing with the State of New Mexico.

(c)                                  The authorized, issued and outstanding capital stock of the Company (including the Offered Securities) conforms to the descriptions thereof set forth in the Prospectuses. All of the outstanding shares of common stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable; provided that no opinion is expressed as to the absence of any fraud in connection with the issuance of such shares. The form of certificate used to evidence the Firm Shares, the Directed Shares and the Additional Shares, if applicable, is in due and proper form and complies with all applicable requirements of the articles of incorporation and by-laws of the Company and the Colorado Business Corporations Act.

(d)                                 No stockholder of the Company or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Company arising (i) by operation of the articles of incorporation or by-laws of the Company or the Colorado Business Corporations Act or (ii) to the best of our knowledge, otherwise.

(e)                                  The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(f)                                    The issue and sale of the Firm Shares and Additional Shares, if applicable, to be purchased by the Underwriter from the Company pursuant to the Underwriting Agreement have been duly authorized and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and nonassessable.

(g)                                 The Underwriters’ Warrants to be issued to the Underwriter by the Company pursuant to the Underwriting Agreement and the Warrant Shares to be issued upon exercise thereof have been duly authorized for issuance and the Warrant Shares, when issued and delivered by the Company against payment of the consideration set forth in the Underwriters’ Warrants will be validly issued, fully paid and nonassessable

(h)                                 The execution and delivery of the Underwriting Agreement by the Company, the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification section of the Underwriting Agreement, as to which no opinion is rendered) and the issuance and sale of the Offered Securities (i) have been duly authorized by all necessary corporate action on the part of the Company; (ii) will not result in any violation of the provisions of the articles of incorporation or by-laws of the Company; (iii) will not result in any violation of any United States federal law or law of the State of Colorado or, to the best knowledge of such counsel any administrative regulation or administrative or court decree, applicable to the Company; or (iv) will not require any consents, approvals or authorizations to be obtained by the Company, or any registrations, declarations or filings to be made by the Company, in each case, under any United States federal law or law of the State of Colorado applicable to the Company that have not been obtained or made, with the exception of any post-closing filings to be made with the Securities and Exchange Commission or appropriate state regulatory commissions as may be required by the Securities Act or applicable state securities or blue sky laws.

(i)                                     Registrar and Transfer Company at its principal office in New Jersey has been appointed as the transfer agent and registrar for the Firm Shares, Directed Shares and Additional Shares, if applicable.

(j)                                     To the best of our knowledge, the Company is not in violation of its articles of incorporation, or by-laws, or in default under any existing contract, except for such violation or default as would not, individually or in the aggregate, result in a Material Adverse Effect.

(k)                                  The Registration Statement has been declared effective by the Commission under the Securities Act. To the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission.

(l)                                     We participated in the preparation of the Registration Statement and the Prospectuses, and in conferences with officers and other representatives of the Underwriter, at which the contents of the Registration Statement and Prospectus were discussed and revised, and, although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained the Registration Statement or the Prospectus, on the basis of the foregoing, the Registration Statement and Prospectuses (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which we express no opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, and no facts have come to our attention which have caused us to believe that (1) the Registration Statement (except for the financial statements and financial schedules and other financial data included therein, as to which we express no belief) at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (2) the Prospectuses (except for the financial statements and financial schedules and other financial data included therein, as to which we express no belief) as of the date of the Underwriting Agreement or as amended or supplemented, if applicable, as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(m)                               The statements in the Prospectuses under the caption “Certain United States Federal Income Tax Considerations for Non-U.S. Holders” insofar as such statements purport to describe certain provisions of documents, contracts, agreements, statutes, or regulations are accurate in all material respects.

(n)                                 To the best of our knowledge, there are no legal or governmental actions, suits or proceedings pending or threatened against the Company which are required to be disclosed in the Registration Statement, other than those disclosed therein.

(o)                                 To the best of our knowledge, there are no existing contracts to which the Company is a party required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto; and the descriptions thereof and references thereto are accurate in all material respects.

(p)                                 There are no persons with registration or other similar rights to have any debt or equity securities registered for sale under the Registration Statement or included in the offering contemplated by the Underwriting Agreement, except for such rights as have been duly waived.

(q)                                 No consent, approval, authorization or other order of, or registration or filing with, any federal or state court or other governmental or regulatory authority or agency, is required for the consummation of the transactions contemplated by the Underwriting Agreement, except such as have been obtained or made or will be obtained or made by the Company and are in full force and effect under the Securities Act or applicable state securities or blue sky laws.

(r)                                    The Company is not, and after receipt of payment for the Firm Shares, the Directed Shares, and the Additional Shares, if applicable, will not be, an “investment company” within the meaning of Investment Company Act.

(s)                                  The parties’ choice of the laws of the Province of Ontario as the governing law of this Agreement is a valid choice of law and not unreasonable under the State of Colorado’s choice of law rules and in an action brought before a court in the State of Colorado, the substantive laws of the Province of Ontario would, as applicable to the circumstances giving rise to the action, be recognized and applied by such court to the extent pleaded and proved, provided that:

(1)                                  the choice of law is legal under the laws of the Province of Ontario, and

(2)                                  such choice is made in good faith and is not made to avoid the laws of the State of Colorado or the laws of any state, province, or country that, in the absence of a valid choice of law, the Colorado court would have applied, except that such court will not apply those laws of the Province of Ontario that are contrary to or violate a fundamental policy of the State of Colorado or a fundamental policy of any state, province, or country that, in the absence of a valid choice of law, the Colorado court would have applied.

In any such action, a Colorado court would apply the procedural and administrative laws of the State of Colorado and not the procedural and administrative laws of the Province of Ontario.

Schedule 1(c)(iii)